PRUDENTIAL UTILITY FUND, INC.

                       Statement of Additional Information


                                  March 5, 1997

    Prudential Utility Fund, Inc. (the Fund), is an open-end, diversified, management investment company. Its investment objective is to seek total return through a combination of current income and capital appreciation. The Fund seeks to achieve its objective through investment in equity and debt securities of utility companies, which include electric, gas, gas pipeline, telephone, telecommunications, water, cable, airport, seaport and toll road companies. In normal circumstances, the Fund intends to invest at least 80% of its assets in such securities. It is anticipated that the Fund will invest primarily in common stocks of utility companies that the Subadviser believes have the potential for total return; however, the Fund may invest primarily in preferred stocks and debt securities of utility companies when it appears that the Fund will be better able to achieve its investment objective through investments in such securities, or when the Fund is temporarily in a defensive position. The remaining 20% of its assets may be invested in other securities, including stocks, debt obligations and money market instruments, as well as certain derivative instruments. Moreover, should extraordinary conditions affecting such sectors or securities markets as a whole warrant, the Fund may temporarily be primarily invested in money market instruments. There can be no assurance that the Fund's investment objective will be achieved. See "Investment Objective and Policies."

    The Fund's address is Gateway Center Three, Newark, New Jersey 07102, and its telephone number is (800) 225-1852.

    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus dated March 5, 1997, a copy of which may be obtained from the Fund upon request.


                                TABLE OF CONTENTS

                                                                                                 Cross-reference
                                                                                                     to page in
                                                                                           Page      Prospectus
                                                                                           ----   ---------------
General Information ...................................................................... B-2           21
Investment Objective and Policies ........................................................ B-2            9
Investment Restrictions .................................................................. B-11          15
Directors and Officers ................................................................... B-12          16
Manager .................................................................................. B-16          16
Distributor .............................................................................. B-17          16
Portfolio Transactions and Brokerage ..................................................... B-19          18
Purchase and Redemption of Fund Shares ................................................... B-21          22
Shareholder Investment Account ........................................................... B-23          32
Net Asset Value .......................................................................... B-27          19
Taxes .................................................................................... B-27          20
Performance Information .................................................................. B-28          19
Custodian and Transfer and Dividend Disbursing Agent and Independent Accountants ......... B-30          18
Financial Statements ..................................................................... B-31           -
Report of Independent Accountants ........................................................ B-43           -
Appendix I-General Investment Information ................................................ I-1            -
Appendix II-Historical Performance Data .................................................. II-1           -
Appendix III-Information Relating to The Prudential ...................................... III-1          -
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MF105B


                               GENERAL INFORMATION

    At a special meeting held on July 19, 1994, shareholders approved an amendment to the Fund's Articles of Incorporation to change the Fund's name from Prudential-Bache Utility Fund, Inc. to Prudential Utility Fund, Inc.

                        INVESTMENT OBJECTIVE AND POLICIES


    The Fund's investment objective is to seek total return through a combination of current income and capital appreciation. The Fund seeks to achieve its objective through investment in equity and debt securities of utility companies, which include electric, gas, gas pipeline, telephone, telecommunications, water, cable, airport, seaport and toll road companies. In normal circumstances, the Fund intends to invest at least 80% of its assets in such securities. There can be no assurance that the Fund's investment objective will be achieved. It is anticipated that the Fund will invest primarily in common stocks of utility companies that the Subadviser believes have the potential for total return; however, the Fund may invest primarily in preferred stocks and debt securities of utility companies when it appears that the Fund will be better able to achieve its investment objective through investments in such securities, or when the Fund is temporarily in a defensive position. The remaining 20% of its assets may be invested in other securities, including stocks, debt obligations and money market instruments, as well as certain derivative instruments. Moreover, should extraordinary conditions affecting such sectors or securities markets as a whole warrant, the Fund may temporarily be primarily invested in money market instruments. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests-Investment Objective and Policies" in the Prospectus.


BORROWING

    The Fund may borrow money for temporary, extraordinary or emergency purposes or for the clearance of transactions. Such borrowings may not exceed 20% of the value of the Fund's total assets when the loan is made. The Fund may pledge up to 20% of its total assets to secure such borrowings.

OPTIONS ON EQUITY SECURITIES

    The Fund may purchase put options only on equity securities held in its portfolio and write call options on such securities only if they are covered, and such call options must remain covered so long as the Fund is obligated as a writer.



    The Fund may purchase put and call options and write covered call options on
equity  securities  traded  on  securities  exchanges,   on  NASDAQ  or  in  the
over-the-counter market (OTC options).

    The Fund may purchase and write put and call options on stock indices traded on securities exchanges, on NASDAQ or in the over-the-counter market.


    CALL OPTIONS ON STOCK. The Fund may, from time to time, write call options on its portfolio securities. The Fund may write only call options which are "covered," meaning that the Fund either owns the underlying security or has an absolute and immediate right to acquire that security, without additional consideration (or for additional consideration held in a segregated account by its Custodian), upon conversion or exchange of other securities currently held in its portfolio. In addition, the Fund will not permit the call to become uncovered prior to the expiration of the option or termination through a closing purchase transaction as described below. If the Fund writes a call option, the purchaser of the option has the right to buy (and the Fund has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The amount paid to the Fund by the purchaser of the option is the "premium." The Fund's obligation to deliver the underlying security against payment of the exercise price would terminate either upon expiration of the option or earlier if the Fund were to effect a "closing purchase transaction" through the purchase of an equivalent option on an exchange. There can be no assurance that a closing purchase transaction can be effected.


    The Fund would not be able to effect a closing purchase transaction after it had received notice of exercise. In order to write a call option, the Fund is required to comply with the rules of The Options Clearing Corporation and the various exchanges with respect to collateral requirements. The Fund may not purchase call options on individual stocks except in connection with a closing purchase transaction. It is possible that the cost of effecting a closing purchase transaction may be greater than the premium received by the Fund for writing the option.

    PUT OPTIONS ON STOCK. The Fund may also purchase put and call options. If the Fund purchases a put option, it has the option to sell a given security at a specified price at any time during the term of the option. If the Fund purchases a call option, it has the option to buy a security at a specified price at any time during the term of the option.

    Purchasing put options may be used as a portfolio investment strategy when the investment adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If the Fund is holding a security which it feels has strong fundamentals, but for some reason may be weak in the near term, it may purchase a put on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold prior to its expiration.

STOCK INDEX OPTIONS


    Except as described below, the Fund will write call options on indices only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Fund writes a call option on a broadly-based stock market index, the Fund will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, any combination of cash, other liquid assets or "qualified securities" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.


    If the Fund has written an option on an industry or market segment index, it will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, one or more "qualified securities," all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.


    If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate, escrow or pledge an amount in cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, equal in value to the difference. In addition, when the Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with its Custodian or pledge to the broker as collateral cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a securities exchange or listed on NASDAQ against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if the Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash or other liquid assets in a segregated account with its Custodian, it will not be subject to the requirements described in this paragraph.


FUTURES CONTRACTS AND OPTIONS THEREON


    STOCK AND BOND INDEX FUTURES. The Fund will purchase and sell stock and bond index futures contracts as a hedge against changes resulting from market conditions in the values of securities which are held in the Fund's portfolio or which it intends to purchase or when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund or for return enhancement. In instances involving the purchase of stock or bond index futures contracts by the Fund, an amount of cash or other liquid assets equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's Custodian and/or in a margin account with a broker or futures commission merchant to collateralize the position and thereby insure that the use of such futures is unleveraged.


    Pursuant to the requirements of the Commodity Exchange Act, all futures contracts and options thereon must be traded on an exchange. Therefore, as with exchange-traded options, a clearing corporation is technically the counterparty on every futures contract and option thereon.

    OPTIONS ON STOCK AND BOND INDEX FUTURES CONTRACTS. In the case of options on stock or bond index futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume a position in a stock or bond index futures contract (a long position if the option is a call and a short position if the option is a put). If the option is exercised by the holder before the last trading day during the option period, the option writer delivers the futures position, as well as any balance in the writer's futures margin account, which represents the amount by which the market price of the stock or bond index futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the stock or bond index future. If it is exercised on the last trading day, the option writer delivers to the option holder cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index on the date the option expires.

LIMITATIONS ON THE PURCHASE AND SALE OF STOCK OPTIONS, OPTIONS ON INDICES, AND STOCK AND BOND INDEX FUTURES AND OPTIONS THEREON


    Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act of 1940, as amended (the Investment Company Act), are exempt from the definition of "commodity pool operator", subject to compliance with certain conditions. The exemption is conditioned upon the Fund's purchasing and selling futures contracts and options thereon for bona fide hedging transactions, except that the Fund may purchase and sell futures and options thereon for any other purpose to the extent that the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Fund's total assets.

    RISKS OF TRANSACTIONS IN STOCK OPTIONS. Writing of options involves the risk that there will be no market in which to effect a closing transaction. An exchange-traded option may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event it might not be possible to effect closing transactions in particular exchange-traded options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

    In the case of OTC options, it is not possible to effect a closing transaction in the same manner as exchange-traded options because a clearing corporation is not interposed between the buyer and seller of the option. When the Fund writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the Fund originally wrote the OTC option. Any such cancellation, if agreed to, may require the Fund to pay a premium to the counterparty. While the Fund will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. Alternatively, the Fund could write an OTC call option to, in effect, close an existing OTC call option or write an OTC put option to close its position on an OTC put option. However, the Fund would remain exposed to each counterparty's credit risk on the put or call until such option is exercised or expires. There is no guarantee that the Fund will be able to write put or call options, as the case may be, that would effectively close an existing position. In the event of insolvency of the counterparty, the Fund may be unable to liquidate an OTC option.

    The Fund may also purchase a "protective put," i.e., a put option acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, the Fund acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on stock or bond indices in the over-the-counter market.

    As discussed above, an OTC option is a direct contractual relationship with another party. Consequently, in entering into OTC options, the Fund will be exposed to the risk that the counterparty will default on, or be unable to complete, due to bankruptcy or otherwise, its obligation on the option. In such an event, the Fund may lose the benefit of the transaction. The value of an OTC option to the Fund is dependent upon the financial viability of the counterparty. If the Fund decides to enter into transactions in OTC options, the Subadviser will take into account the credit quality of counterparties in order to limit the risk of default by the counterparty.

    The staff of the Securities and Exchange Commission (SEC) has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the OTC option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."

    RISKS OF OPTIONS ON INDICES. The Fund's purchase and sale of options on indices will be subject to risks described above under "Risks of Transactions in Stock Options." In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.

    Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market in which the securities comprising the index are traded generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by the Fund of options on indices would be subject to the investment adviser's ability to predict correctly movements in the direction of the market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities. The investment adviser currently uses such techniques in conjunction with the management of other mutual funds.

    Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the Fund's policy to purchase or write options only on indices which include a number of securities sufficient to minimize the likelihood of a trading halt in the index, such as the S&P 100 or S&P 500 index option.



    Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in the investment adviser's opinion, the market for such options has developed sufficiently that the risk in connection with these transactions is no greater than the risk in connection with options on stocks.

    SPECIAL RISKS OF WRITING CALLS ON INDICES. Because exercises of index options are settled in cash, a call writer such as the Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Fund will write call options on indices only under the circumstances described above under "Stock Index Options."

    Price movements in the Fund's portfolio probably will not correlate precisely with movements in the level of a particular index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such an event, the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when the price of the Fund's portfolio does not rise. If this occurred, the Fund would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Fund in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

    Unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 20% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

    When the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell securities in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock or bond options. For example, even if an index call which the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which in either case would occur no earlier than the day following the day the exercise notice was filed.

    SPECIAL RISKS OF PURCHASING PUTS AND CALLS ON INDICES. If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

    RISKS OF TRANSACTIONS IN OPTIONS ON STOCK AND BOND INDEX FUTURES. There are several risks in connection with the use of options on stock and bond index futures contracts as a hedging device. The correlation between the price of the futures contract and the movements in the index may not be perfect. Therefore, a correct forecast of interest rates and other factors affecting markets for securities may still not result in a successful hedging transaction.

    Futures prices often are extremely volatile so successful use of options on stock or bond index futures contracts by the Fund is also subject to the ability of the Fund's investment adviser to predict correctly movements in the direction of markets, changes in supply and demand, interest rates, international political and economic policies, and other factors affecting the stock and bond markets generally. For example, if the Fund has hedged against the possibility of a decrease in an index which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, then the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements at a time when it is disadvantageous to do so. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market.

    The hours of trading of options on stock or bond index futures contracts may not conform to the hours during which the Fund may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

    Options on stock and bond index futures contracts are highly leveraged and the specific market movements of the contract underlying an option cannot be predicted. Options on futures must be bought and sold on exchanges. Although the exchanges provide a means of selling an option previously purchased or of liquidating an option previously written by an offsetting purchase, there can be no assurance that a liquid market will exist for a particular option at a particular time. If such a market does not exist, the Fund, as the holder of an option on futures contracts, would have to exercise the option and comply with the margin requirements for the underlying futures contract to realize any profit, and if the Fund were the writer of the option, its obligation would not terminate until the option expired or the Fund was assigned an exercise notice.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

    Since investments in foreign companies will usually involve currencies of foreign countries, and since the Fund may hold funds in bank deposits in foreign currencies, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

    Forward foreign currency exchange contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. They are not traded on exchanges regulated by the CFTC or SEC. As a result, many of the protections afforded to exchange participants will not be available.

    The Fund may enter into forward foreign currency exchange contracts in several circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

    Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will thereby be served. If the Fund enters into a position hedging transaction, the transaction will be covered by the position being hedged, or the Fund's Custodian will place cash, U.S. Government securities, equity securities or other liquid, unencumbered assets into a segregated account of the Fund (less the value of the "covering" positions, if any) in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract. The assets placed in the segregated account will be marked-to-market daily, and if the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's net commitments with respect to such contracts.


    The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

    It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

    If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.


    The Fund's dealing in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be realized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase. The Fund's ability to enter into forward foreign currency exchange contracts may be limited by certain requirements for qualification as a regulated investment company under the Internal Revenue Code. See "Taxes."


    Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

OPTIONS ON FOREIGN CURRENCIES

    Instead of purchasing or selling futures or forward currency exchange contracts, the Fund may attempt to accomplish similar objectives by purchasing put or call options on currencies either on exchanges or in over-the-counter markets or by writing put options or covered call options on currencies. A put option gives the Fund the right to sell a currency at the exercise price until the option expires. A call option gives the Fund the right to purchase a currency at the exercise price until the option expires. Both options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to fully hedge its positions by purchasing such options.

    The Fund may hedge against the risk of a decrease or increase in the U.S. dollar value of a foreign currency denominated security which the Fund owns or intends to acquire by purchasing or selling options contracts, futures contracts or options thereon with respect to a foreign currrency other than the foreign currency in which such security is denominated, where the values of such different currencies (vis-a-vis the U.S. dollar) historically have a high degree of positive correlation.

RISK OF TRANSACTIONS IN EXCHANGE TRADED OPTIONS

    An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profits and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying currencies acquired through the exercise of call options or upon the purchase of underlying currencies for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency until the option expires or it delivers the underlying currency upon exercise.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading or volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. The Fund intends to purchase and sell only those options which are cleared by a clearinghouse whose facilities are considered to be adequate to handle the volume of options transactions.

RISKS OF OPTIONS ON FOREIGN CURRENCIES

    Options on foreign currencies involve the currencies of two nations and, therefore, developments in either or both countries can affect the values of options on foreign currencies. Risks include those described in the Prospectus under "How the Fund Invests -Hedging and Return Enhancement Strategies," including government actions affecting currency valuation and the movements of currencies from one country to another. The quantity of currency underlying option contracts represents odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Options markets may be closed while round-the-clock interbank currency markets are open. This can create price and rate discrepancies.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS ON FOREIGN CURRENCIES

    There are several risks in connection with the use of futures contracts as a hedging device. Due to the imperfect correlation between the price of futures contracts and movements in the currency or group of currencies, the price of a futures contract may move more or less than the price of the currencies being hedged. Therefore, a correct forecast of currency rates, market trends or international political trends by the Manager or Subadviser may still not result in a successful hedging transaction.

    Although the Fund will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position. In the event the Fund could not close a futures position and the value of such position declined, the Fund would be required to continue to make daily cash payments of variation margin. There is no guarantee that the price movements of the portfolio securities denominated in foreign currencies will, in fact, correlate with the price movements in the futures contracts and thus provide an offset to losses on a futures contract. Currently, futures contracts are available on the Australian Dollar, British Pound, Canadian Dollar, French Franc, Japanese Yen, Swiss Franc, German Mark and Eurodollar.

    Successful use of futures contracts by the Fund is also subject to the ability of the Fund's Manager or Subadviser to predict correctly movements in the direction of markets and other factors affecting currencies generally. For example, if the Fund has hedged against the possibility of an increase in the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

    The hours of trading of futures contracts may not conform to the hours during which the Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

OPTIONS ON FUTURES CONTRACTS ON FOREIGN CURRENCIES

    An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. Currently options are available with futures contracts on the Australian Dollar, British Pound, Canadian Dollar, French Franc, Japanese Yen, Swiss Franc, German Mark and Eurodollar.

    The holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

LIMITATIONS ON PURCHASE AND SALE OF OPTIONS ON FOREIGN CURRENCIES AND FUTURES CONTRACTS ON FOREIGN CURRENCIES


    The Fund will write put options on foreign currencies and futures contracts on foreign currencies only if they are covered by segregating with the Fund's Custodian an amount of cash or other liquid assets equal to the aggregate exercise price of the puts.




    The Fund intends to engage in futures contracts and options on futures contracts as a hedge against changes in the value of the currencies to which the Fund is subject or to which the Fund expects to be subject in connection with futures purchases. The Fund also intends to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund.

POSITION LIMITS

    Transactions by the Fund in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including NASDAQ) governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of futures contracts and options which the Fund may write or purchase may be affected by the futures contracts and options written or purchased by other investment advisory clients of the investment adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

REPURCHASE AGREEMENTS


    The Fund may, on occasion, enter into repurchase agreements, wherein the seller agrees to repurchase a security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the security. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price, including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily, and if the value of instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. The Fund participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management LLC (PMF) pursuant to an order of the SEC.

DEFENSIVE STRATEGY


    When conditions dictate a defensive strategy, the Fund may invest in money market instruments, including commercial paper of domestic corporations, certificates of deposit, bankers' acceptances and other obligations of domestic banks (including foreign branches), and obligations issued or guaranteed by the U.S. Government, its instrumentalities or its agencies. Investments in foreign branches of domestic banks may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions. The Fund may also invest in short-term municipal obligations, such as tax, bond and revenue anticipation notes, construction loan and project financing notes and tax-exempt commercial paper. When cash may be available only for a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payment of obligations of the Fund. See "Repurchase Agreements" above.

PORTFOLIO TURNOVER

    The Fund expects that its portfolio turnover rate may exceed 100%, although such rate is not expected to exceed 200%. The portfolio's turnover rate is computed by dividing the lesser of portfolio purchases or sales (excluding all securities whose maturities at acquisition were one year or less) by the average value of the portfolio. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund.


LENDING OF SECURITIES

    Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 33% of the value of the Fund's total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

    A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors of the Fund. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

    Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

ILLIQUID SECURITIES

    The Fund may not hold more than 10% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

    In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

    Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign previously government-owned utility company securities will expand further as a result of this new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

    Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.



                             INVESTMENT RESTRICTIONS

    The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

    The Fund may not:

    1. Purchase any security (other than obligations of the U.S. Government, its agencies, or instrumentalities) if as a result with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer; the Fund will concentrate its investments in utility stocks as described under "Investment Objective and Policies."

    2. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); the deposit or payment by the Fund of initial or maintenance margin in connection with options, futures contracts, options on futures contracts, forward foreign currency exchange contracts or options on currencies is not considered the purchase of a security on margin.

    3. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time.

    4. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, obligations of the Fund to Directors pursuant to deferred compensation arrangements, the purchase and sale of securities on a when-issued or delayed delivery basis, the purchase and sale of options, futures contracts, options on futures contracts, forward foreign currency exchange contracts and options on currencies and collateral arrangements with respect to the purchase and sale of options, futures contracts, options on futures contracts, forward foreign currency exchange contracts and options on currencies are not deemed to be the issuance of a senior security or the pledge of assets.

    5. Purchase any security if as a result the Fund would then hold more than 10% of the outstanding voting securities of an issuer.

    6. Purchase any security if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old.

    7. Buy or sell commodities or commodity contracts, or real estate or interests in real estate, except that the Fund may purchase and sell options, futures contracts, options on futures contracts, forward foreign currency exchange contracts and options on currencies and securities which are secured by real estate and securities of companies which invest or deal in real estate.

    8. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

    9. Make investments for the purpose of exercising control or management.

    10. Invest in securities of other investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

    11. Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.

    12. Make loans, except through (i) the purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness of a type commonly sold privately to financial institutions, (ii) the lending of its portfolio securities, as described under "Investment Objective and Policies-Lending of Securities" and (iii) repurchase agreements. (The purchase of a portion of an issue of securities described under (i) above distributed publicly, whether or not the purchase is made on the original issuance, is not considered the making of a loan.)

    Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

    The Fund's policy with respect to put and call options is not a fundamental policy and may be changed without shareholder approval. See "Investment Objective and Policies."

    It is also a policy of the Fund, which may be changed without shareholder approval, not to purchase any voting security of any electric or gas utility company (as defined by the Public Utility Holding Company Act of 1935) if as a result the Fund would then hold 5% or more of the outstanding voting securities of such company.


                             DIRECTORS AND OFFICERS


                                   Position with                             Principal Occupations
Name, Address and Age(1)             the Fund                                 During Past 5 Years
------------------------           --------------                            ----------------------
Edward D. Beach (72) ............. Director          President and Director of BMC Fund, Inc., a closed-end investment company; prior thereto, Vice Chairman of Broyhill Furniture
                                                     Industries, Inc.; Certified Public Accountant; Secretary and
                                                     Treasurer of Broyhill Family Foundation, Inc.; Member of the Board
                                                     of Trustees of Mars Hill College;  Director of The High Yield
                                                     Income Fund, Inc.

Delayne Dedrick Gold (58) ........ Director          Marketing and Management Consultant; Director of The High Yield
                                                     Income Fund, Inc.


*Robert F. Gunia (50) ............ Director          Comptroller (since May 1996) of Prudential Investments; Executive
                                                     Vice President and Treasurer (since December 1996), Prudential Mutual
                                                     Fund Management LLC (PMF); Senior Vice President (since March
                                                     1987) of Prudential Securities Incorporated (Prudential Securities);
                                                     formerly Chief Administrative Officer (July 1990-September 1996),
                                                     Director (January 1989-September 1996), and Executive Vice President,
                                                     Treasurer and Chief Financial Officer (June 1987-September 1996) of
                                                     Prudential Mutual Fund Management, Inc.; Vice President and Director
                                                     of The Asia Pacific Fund, Inc. (since May 1989); Director of The High
                                                     Yield Income Fund, Inc.

Donald D. Lennox (78) ............ Director          Chairman (since February 1990) and Director (since April 1989) of
                                                     International Imaging Materials, Inc. (thermal transfer ribbon manufacturer); Retired Chairman, Chief Executive Officer and
                                                     Director of Schlegel Corporation (industrial manufacturing)
                                                     (March 1987-February 1989); Director of Gleason Corporation, Personal
                                                     Sound Technologies, Inc. and The High Yield Income Fund, Inc.


                                   Position with                             Principal Occupations
Name, Address and Age(1)             the Fund                                 During Past 5 Years
------------------------           --------------                            ----------------------

Douglas H. McCorkindale (57) ..... Director          Vice Chairman, Gannett Co. Inc. (publishing and media) (since
                                                     March 1984); Director of Gannett Co. Inc., Frontier Corporation
                                                     and Continental Airlines, Inc.

*Mendel A Melzer (35) ............ Director
   CFA, ChFC, CLU                                    Chief Investment Officer (since October 1996) of Prudential Mutual
751 Broad Street                                     Funds; formerly Chief Financial Officer (November 1995-September 1996)
Newark, NJ 07102                                     of Prudential Investments, Senior Vice President and Chief Financial
                                                     Officer of  Prudential  Preferred  Financial  Services  (April 1993-
                                                     November 1995),  Managing Director of Prudential Investment Advisors
                                                     (April 1991-April  1993), and Senior Vice President of Prudential  Capital
                                                     Corporation (July 1989-April  1991);  Chairman and Director of Prudential
                                                     Series Fund, Inc.; Director of The High Yield  Income  Fund,  Inc.

Thomas T. Mooney (55) ............ Director          President of the Greater  Rochester  Metro Chamber of Commerce;
                                                     former Rochester City Manager;  Trustee of Center for  Governmental
                                                     Research,  Inc.;  Director of Blue Cross of  Rochester,  Monroe County
                                                     Water Authority, Rochester Jobs, Inc.,  Executive Service  Corps  of
                                                     Rochester,  Monroe County Industrial Development Corporation,
                                                     Northeast Midwest Institute, The Business Council of New York, First
                                                     Financial  Fund,  Inc., The High Yield Plus Fund, Inc. and The High Yield
                                                     Income Fund, Inc.

Stephen P. Munn (54) ............. Director          Chairman (since January 1994), Director and President (since 1988) and
                                                     Chief Executive  Officer (1988-December 1993) of Carlisle Companies
                                                     Incorporated (manufacturer of industrial products).

*Richard A.  Redeker (53) ........ President and     Employee of  Prudential  Investments; formerly President, Chief
                                   Director          Executive Officer and Director (October 1993-September 1996),
                                                     Prudential Mutual Fund Management, Inc., Director and
                                                     Member of Operating Committee (October 1993-September 1996), Pru-
                                                     dential  Securities,  Director  (October  1993-September  1996) of
                                                     Prudential Securities Group, Inc., Executive Vice President, The Pruden-
                                                     tial Investment Corporation  (January  1994-September  1996),  Director
                                                     (January  1994-September 1996),  Prudential  Mutual Fund  Distributors,
                                                     Inc. and Prudential Mutual Fund Services, Inc., and Senior Executive  Vice
                                                     President and Director of Kemper Financial Services, Inc. (September
                                                     1978-September 1993); President and Director of The High Yield
                                                     Income Fund,  Inc.

Robin B. Smith (57) .............. Director          Chairman and Chief Executive Officer (since August 1996) of
                                                     Publishers Clearing House; formerly President and Chief Executive
                                                     Officer (January  1988-August 1996) and President and Chief
                                                     Operating Officer (September  1981-December 1988) of Publishers
                                                     Clearing House; Director of BellSouth Corporation, The Omnicom
                                                     Group, Inc., Texaco Inc., Springs Industries Inc. and Kmart Corporation.

Louis A. Weil, III (55) .......... Director          President and Chief Executive Officer (since January 1996) and
                                                     Director (since September 1991) of Central Newspapers, Inc.;
                                                     Chairman of the Board (since January 1996), Publisher and Chief
                                                     Executive Officer (August 1991-December 1995) of Phoenix
                                                     Newspapers, Inc.; formerly Publisher of Time Magazine (May 1989-
                                                     March 1991); formerly President, Publisher and Chief Executive Officer of The Detroit News (February 1986-August 1989); formerly member of the Advisory Board, Chase Manhattan Bank-Westchester; Director of The
                                                     High Yield Income Fund, Inc.

Clay T. Whitehead (57) .......... Director           President, National Exchange Inc. (new business development firm)
                                                     (since May 1983).

Susan C. Cote (42) ............... Vice President    Executive Vice President (since February 1997) and Chief Financial
                                                     Officer (since May 1996), PMF; formerly Managing Director, Prudential
                                                     Investments and Vice President, The Prudential Investment Corporation
                                                     (February 1995-May 1996), Senior Vice President (January 1989-January 1995)
                                                     of Prudential Mutual Fund Management, Inc., and Senior Vice President
                                                     (January 1992-January 1995)  of Prudential Securities.


                                   Position with                             Principal Occupations
Name, Address and Age(1)             the Fund                                 During Past 5 Years
------------------------           --------------                            ----------------------
Thomas A. Early (42) ............. Vice President    Executive Vice President, Secretary and General Counsel (since
                                                     December 1996), PMF; Vice President and General Counsel, Prudential
                                                     Retirement Services (since March 1994); formerly Associate General
                                                     Counsel and Chief Financial Services Officer, Frank Russell Company
                                                     (1988-1994).

S. Jane Rose (51) ............... Secretary          Senior Vice President (since December 1996) of PMF; Senior Vice
                                                     President (January 1991-September 1996) and Senior Counsel
                                                     (June 1987-September 1996) of Prudential Mutual Fund
                                                     Management,  Inc.; Senior Vice President and Senior Counsel of Pruden-
                                                     tial  Securities (since July 1992);  formerly Vice President and Associate
                                                     General  Counsel  of  Prudential  Securities.

Eugene S. Stark (39) ............Treasurer and       First Vice President  (since  December  1996)  of PMF; formerly First  Vice
                                 Principal Financial President (January 1990-September 1996) of Prudential Mutual Fund
                                 and  Accounting     Management,  Inc.
                                 Officer

Stephen M. Ungerman (44) ........Assistant Treasurer Tax Director of Prudential Investments and the Private  Asset Group
                                                     of The Prudential Insurance Company of America (Prudential) (since
                                                     March 1996); formerly  First  Vice  President  of  Prudential  Mutual
                                                     Fund Management, Inc. (February 1993-September  1996); prior thereto,
                                                     Senior Tax Manager of Price Waterhouse (1981-January 1993).

Marguerite E.H. Morrison  (40) ..Assistant Secretary Vice President (since December 1996) of PMF; formerly Vice President and Associate General Counsel (June 1991-September 1996) of
                                                     Prudential Mutual Fund Management, Inc.; Vice President and
                                                     Associate General Counsel of Prudential Securitie.

---------

(1) Unless  otherwise  stated,   the  address  is  c/o  Prudential  Mutual  Fund
    Management LLC, Gateway Center Three, Newark, New Jersey 07102-4077.


  * "Interested" Director, as defined in the Investment Company Act, by reason of his affiliation with Prudential, Prudential Securities or PMF.


   Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities.

    The officers conduct and supervise the daily business operations of the Fund, while the Directors, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy.


    The Directors have adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Directors who are age 68 or older as of December 31, 1993. Under this phase-in provision, Messrs. Lennox and Beach are scheduled to retire on December 31, 1997 and 1999, respectively.


    As described above, certain of the disinterested Directors of the Fund are affiliated with certain utility companies, and one Director is a financial consultant who may advise utility clients. In such capacities, these Directors may have access to non-public information regarding certain utility companies or the utility industry generally which they will be under an obligation not to disclose to the Fund. In connection with their review of the Fund's investment program, Directors will not disclose or consider non-public information relating to portfolio investments. It is also the policy of the Fund not to invest in securities of any utility company with which any Director is affiliated.


    Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager. The Fund pays each of its Directors who is not an affiliated person of PMF annual compensation of $5,000, in addition to certain out-of-pocket expenses. The amount of annual compensation paid each Director may change as a result of the introduction of additional funds upon which the Director will be asked to serve.


    Directors may receive their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of such agreement, the Fund accrues daily the amount of Directors' fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of the Fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

    The following table sets forth the aggregate compensation paid by the Fund to the Directors who are not affiliated with the Manager for the fiscal year ended December 31, 1996 and the aggregate compensation paid to such Directors for service on the Fund's Board and the Boards of any other investment companies managed by Prudential Mutual Fund Management LLC (Fund Complex) for the calendar year ended December 31, 1996. In October 1996, shareholders elected a new Board of Directors. Below are listed all Directors who have served the Fund during its most recent fiscal year, as well as the new Directors who took office after the shareholder meeting in October.

                               Compensation Table
                                                                       Total
                                     Pension or                     Compensation
                                     Retirement                       From Fund
                      Aggregate   Benefits Accrued  Estimated Annual  and Fund
                    Compensation   As Part of Fund   Benefits Upon  Complex Paid
Name and Position    From Fund       Expenses         Retirement    To Directors
-----------------   ------------  ----------------  ---------------- -----------
Edward D. Beach            -           None              N/A    $166,000(21/39)*
  Director
Robert R. Fortune**    $9,000          None              N/A    $ 15,000(2/2)*
  Retired Director
Delayne D. Gold        $9,000          None              N/A    $175,308(21/42)*
  Director
Robert F. Gunia(d)         -           None              N/A           -
  Director
Harry A. Jacobs, Jr.(d)    -           None              N/A           -
  Former Director
Donald D. Lennox           -           None              N/A    $ 90,000(10/22)*
  Director
Douglas H. McCorkindale**  -           None              N/A    $ 71,208(10/13)*
  Director
Mendel A. Melzer(d)        -           None              N/A           -
  Director
Thomas T. Mooney**         -           None              N/A    $135,375(18/36)*
  Director
Stephen P. Munn            -           None              N/A    $ 49,125(6/8)*
  Director
Thomas A. Owens, Jr.  $11,250          None              N/A    $ 86,333(9/11)*
  Retired Director
Richard A. Redeker(d)      -           None              N/A          -
  Director
Robin B. Smith**           -           None              N/A    $ 89,957(11/20)*
  Director
Louis A. Weil, III         -           None              N/A    $ 91,250(13/18)*
  Director
Merle T. Welshans      $9,000          None              N/A    $ 15,000(2/1)*
  Retired Director
Clay T. Whitehead          -           None              N/A    $ 38,292(5/7)*
  Director

  *Indicates number of funds/portfolios in Fund Complex to which aggregate compensation relates.

** Total compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1996 includes amounts deferred at the election of Directors under the Funds' deferred compensation plans. Including accrued interest total, compensation amounted to $23,327, $71,034, $139,869 and $109,294 for Messrs. Fortune, McCorkindale and Mooney and Ms. Smith, respectively.

(d)Robert F. Gunia, Harry A. Jacobs, Jr., Mendel A. Melzer and Richard A. Redeker, who are or were interested Directors, do not receive compensation from the Fund or any fund in the Fund Complex.

    As of February 7, 1997, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding common stock of the Fund.

    As  of  February  7,  1997,  Prudential  Securities  was  record  holder  of
52,576,882 Class A shares (or 28.5% of the outstanding Class A shares), 89,309,117 Class B shares (or 45.8% of the outstanding Class B shares), 499,449 Class C shares (or 80.2% of the outstanding Class C shares) and 11,456 Class Z shares (or .35% of the outstanding Class Z shares) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy material to the beneficial owners for which it is the record holder.

                                     MANAGER


    The manager of the Fund is Prudential Mutual Fund Management LLC (PMF or the Manager), Gateway Center Three, Newark, New Jersey 07102. PMF serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund is Managed" in the Prospectus. As of January 31, 1997, PMF managed and/or administered open-end and closed-end management investment companies with assets of approximately $55.8 billion. According to the Investment Company Institute, as of December 31, 1996, the
Prudential Mutual Funds were the 15th largest family of mutual funds in the United States.

    PMF is a subsidiary of Prudential Securities. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly owned subsidiary of PMF, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.


    Pursuant to the Management Agreement with the Fund (the Management Agreement), PMF, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PMF is obligated to keep certain books and records of the Fund. PMF also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian, and PMFS, the Fund's transfer and dividend disbursing agent. The management services of PMF for the Fund are not exclusive under the terms of the Management Agreement and PMF is free to, and does, render management services to others.


    For its services, PMF receives, pursuant to the Management Agreement, a fee at an annual rate of .60 of 1% of the Fund's average daily net assets up to and including $250 million, .50 of 1% of the next $500 million, .45 of 1% of the next $750 million, .40 of 1% of the next $500 million, .35 of 1% of the next $2 billion, .325 of 1% of the next $2 billion and .30 of 1% of the excess over $6 billion of the Fund's average daily net assets. The fee is computed daily and payable monthly. Prior to August 1, 1994, the management fee, with respect to net assets in excess of $2 billion, was .35 of 1% of the Fund's average daily net assets. However, for the period from October 1, 1993 through July 31, 1994, the Manager agreed to waive a portion of its management fee with respect to assets in excess of $2 billion so that the annual fee received by the Manager was as follows: .35 of 1% of the Fund's average daily net assets between $2 billion and $4 billion, .325 of 1% of average daily net assets between $4 billion and $6 billion and .30 of 1% of average daily net assets in excess of $6 billion. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PMF, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due PMF will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PMF will be paid by PMF to the Fund. No such reductions were required during the fiscal year ended December 31, 1996. No jurisdiction currently limits the Fund's expenses.


    In connection with its management of the corporate affairs of the Fund, PMF bears the following expenses:

   (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Directors who are not affiliated persons of PMF or the Fund's investment adviser;

   (b) all expenses incurred by PMF or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and


    (c) the costs and expenses payable to The Prudential Investment Corporation, doing business as Prudential Investments (PI), pursuant to the subadvisory agreement between PMF and PI (the Subadvisory Agreement).


    Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, registering the Fund and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

    The Management Agreement provides that PMF will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement was last approved by the Board of Directors of the Fund, including a majority of the Directors who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act on April 10, 1996 and by shareholders of the Fund on July 19, 1994.

    For the  years  ended  December  31,  1996,  1995 and  1994,  the Fund  paid
management   fees  to  PMF  of   $16,378,451,   $15,997,525   and   $17,824,846,
respectively.

    PMF has entered into the Subadvisory Agreement with PI (the Subadviser), a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that PI will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PI is obligated to keep certain books and records of the Fund. PMF continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PI's performance of such services. PI is reimbursed by PMF for the reasonable costs and expenses incurred by PI in furnishing those services.

    The Subadvisory Agreement was last approved by the Board of Directors, including a majority of the Directors who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on April 10, 1996, and by shareholders of the Fund on April 29, 1988.

    The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PMF or PI upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

                                   DISTRIBUTOR

    Prudential Securities Incorporated (Prudential Securities or PSI), One Seaport Plaza, New York, New York 10292, acts as the distributor of the shares of the Fund. Prior to January 2, 1996, Prudential Mutual Fund Distributors, Inc., One Seaport Plaza, New York, New York 10292, acted as the distributor of the Class A shares of the Fund.

    Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), Prudential Securities (the Distributor) incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. Prudential Securities also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which are reimbursed by or paid for by the Fund. See "How the Fund is Managed-Distributor" in the Prospectus.

    Prior to January 22, 1990, the Fund offered only one class of shares (the then existing Class B shares). On February 8, 1989 and September 13, 1989, the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Class A or Class B Plan or in any agreement related to either Plan (the Rule 12b-1 Directors), at a meeting called for the purpose of voting on each Plan, adopted a new plan of distribution for the Class A shares of the Fund (the Class A Plan) and approved an amended and restated plan of distribution with respect to the Class B shares of the Fund (the Class B Plan). On June 9, 1993, the Board of Directors, including a majority of the Rule 12b-1 Directors, at a meeting called for the purpose of voting on each Plan, approved the continuance of the Plans and Distribution Agreements and approved modifications of the Fund's Class A and Class B Plans and Distribution Agreements to conform them with recent amendments to the National Association of Securities Dealers, Inc. (NASD) maximum sales charge rule described below. As so modified, the Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. As so modified, the Class B Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and
(ii) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be used as reimbursement for distribution-related expenses with respect to the Class B shares. On June 9, 1993, the Board of Directors, including a majority of the Rule 12b-1 Directors, at a meeting called for the purpose of voting on each Plan, adopted a plan of distribution for the Class C shares of the Fund and approved further amendments to the plans of distribution for the Fund's Class A and Class B shares, changing them from reimbursement type plans to compensation type plans. The Plans were last approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on April 10, 1996. The Class A Plan, as amended, was approved by the Class A and Class B shareholders, and the Class B Plan, as amended, was approved by the Class B shareholders on July 19, 1994. The Class C Plan was approved by the sole shareholder of Class C shares on August 1, 1994.

    CLASS A PLAN. For the fiscal year ended December 31, 1996, PSI received payments of $4,464,713 under the Class A Plan. This amount was primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended December 31, 1996, PSI also received approximately $619,200 in initial sales charges.

    CLASS B PLAN. For the fiscal year ended December 31, 1996, the Distributor received $21,840,150 from the Fund under the Class B Plan and spent approximately $9,420,600 in distributing the Fund's Class B shares. It is estimated that of the latter amount, approximately 0.4% ($41,200) was spent on printing and mailing of prospectuses to other than current shareholders; 24.5% ($2,311,900) on compensation to Pruco Securities Corporation (Prusec), an affiliated broker-dealer, for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred by it for distribution of Fund shares; and 75.1% ($7,067,500) on the aggregate of (i) commission credits to Prudential Securities branch offices for payments of commissions to financial advisers (38.3% or $3,607,300) and (ii) an allocation of overhead and other branch office distribution-related expenses (36.8% or $3,460,200). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities' and Prusec's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares, and (d) other incidental expenses relating to branch promotion of Fund sales.

    Prudential Securities also receives the proceeds of contingent deferred sales charges paid by holders of Class B shares upon certain redemptions of Class B shares. See "Shareholder Guide-How to Sell Your Shares-Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended December 31, 1996, the Distributor received approximately $4,389,000 in contingent deferred sales charges attributable to Class B shares.

    CLASS C PLAN. For the fiscal year ended December 31, 1996, Prudential Securities received $45,173 under the Class C Plan and spent approximately $49,000 in distributing Class C shares. It is estimated that of the latter amount, approximately 1.8% ($900) was spent on printing and mailing of prospectuses to other than current shareholders; 14.0% ($6,800) on compensation to Prusec for commissions to its representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred by it for distribution of Fund shares; and 84.2% ($41,300) on the aggregate of (i) payments of commissions and account servicing fees to financial advisers ( 58.2% or $28,600) and (ii) an allocation of overhead and other branch office distribution-related expenses for payments of related expenses (26.0% or $12,700). Prudential Securities also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. For the fiscal year ended December 31, 1996, Prudential Securities received approximately $2,100 in contingent deferred sales charges attributable to Class C shares. See "Shareholder Guide-How to Sell Your Shares-Contingent Deferred Sales Charges" in the Prospectus.


    The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

    Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.


    Pursuant to the Distribution Agreement, the Fund has agreed to indemnify Prudential Securities to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933, as amended. A restated
Distribution Agreement was approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on April 10, 1996.


    On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators in 51 jurisdictions and the NASD to resolve allegations that PSI sold interests in more than 700 limited partnerships (and a limited number of other types of securities) from January 1, 1980 through December 31, 1990, in violation of securities laws to persons for whom such securities were not suitable in light of the individuals' financial condition or investment objectives. It was also alleged that the safety, potential returns and liquidity of the investments had been misrepresented. The limited partnerships principally involved real estate, oil and gas producing properties and aircraft leasing ventures. The SEC Order (i) included findings that PSI's conduct violated the federal securities laws and that an order issued by the SEC in 1986 requiring PSI to adopt, implement and maintain certain supervisory procedures had not been complied with; (ii) directed PSI to cease and desist from violating the federal securities laws and imposed a $10 million civil penalty; and (iii) required PSI to adopt certain remedial measures including the establishment of a Compliance Committee of its Board of Directors. Pursuant to the terms of the SEC settlement, PSI established a settlement fund in the amount of $330,000,000 and procedures, overseen by a court approved Claims Administrator, to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for that purpose. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action. In settling the above referenced matters, PSI neither admitted nor denied the allegations asserted against it.

    On January 18, 1994, PSI agreed to the entry of a Final Consent Order and a Parallel Consent Order by the Texas Securities Commissioner. The firm also entered into a related agreement with the Texas Securities Commissioner. The allegations were that the firm had engaged in improper sales practices and other improper conduct resulting in pecuniary losses and other harm to investors residing in Texas with respect to purchases and sales of limited partnership interests during the period of January 1, 1980 through December 31, 1990. Without admitting or denying the allegations, PSI consented to a reprimand, agreed to cease and desist from future violations, and to provide voluntary donations to the State of Texas in the aggregate amount of $1,500,000. The firm agreed to suspend the creation of new customer accounts, the general solicitation of new accounts, and the offer for sale of securities in or from PSI's North Dallas office to new customers during a period of twenty consecutive business days, and agreed that its other Texas offices would be subject to the same restrictions for a period of five consecutive business days. PSI also agreed to institute training programs for its securities salesmen in Texas.

    On October 27, 1994, Prudential Securities Group, Inc. (PSG) and PSI entered into agreements with the United States Attorney deferring prosecution (providing PSI complies with the terms of the agreement for three years) for any alleged criminal activity related to the sale of certain limited partnership programs from 1983 to 1990. In connection with these agreements, PSI agreed to add the sum of $330,000,000 to the fund established by the SEC and executed a stipulation providing for a reversion of such funds to the United States Postal Inspection Service. PSI further agreed to obtain a mutually acceptable outside director to sit on the Board of Directors of PSG and the Compliance Committee of PSI. The new director will also serve as an independent "ombudsman" whom PSI employees can call anonymously with complaints about ethics and compliance. Prudential Securities shall report any allegations or instances of criminal conduct and material improprieties to the new director. The new director will submit compliance reports which shall identify all such allegations or instances of criminal conduct and material improprieties every three months for a three-year period.

    NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on Class B shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    The Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. The term "Manager" as used in this section includes the Subadviser. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates. Brokerage commissions on United States securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

    In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities or any affiliate in any transaction in which Prudential Securities or any affilate acts as principal. Thus it will not deal in over-the-counter securities with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities acting as principal with respect to any part of the Fund's order.
    In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of the policy of obtaining most favorable price and efficient execution, the Manager will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers or dealers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of the Fund, and the services furnished by such brokers or dealers may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker or dealer based on the quality and quantity of execution services provided by the broker or dealer in the light of generally prevailing rates. The Manager's policy is to pay higher commission rates to brokers, other than Prudential Securities, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining the best price and execution. The Manager is authorized to pay higher commissions on brokerage transactions for the Fund to brokers or dealers other than Prudential Securities in order to secure research and investment services described above, subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and dealers and the commission rates paid are reviewed periodically by the Fund's Board of Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the SEC. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

    Subject to the above considerations, the Manager may use Prudential Securities as a broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the non-interested Directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.

    Transactions in options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or hold may be  affected  by  options  written  or held by the  Manager  and  other
investment   advisory  clients  of  the  Manager.  An  exchange  may  order  the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.


    The table presented below shows certain information regarding the payment of commissions by the Fund, including the amount of such commissions paid to Prudential Securities for the three-year period ended December 31, 1996.


                                                   Year Ended December 31,
                                              ---------------------------------
                                                  1996       1995       1994

Total brokerage commissions paid by the Fund. $3,574,816 $2,591,519 $3,160,381 Total brokerage commissions paid to
  Prudential Securities ..................... $  221,877  $   88,323  $  288,183
Percentage of total brokerage commissions
  paid to Prudential Securities .............      6.21%       3.41%       9.12%

    The Fund effected approximately 6.21% of the total dollar amount of its transactions involving the payment of commissions through Prudential Securities during the year ended December 31, 1996. Of the total brokerage commissions paid during that period, $2,375,118 (66.4%) were paid to firms which provide research, statistical or other services to PI. PMF has not separately identified the portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.

                     PURCHASE AND REDEMPTION OF FUND SHARES


    Shares of the Fund may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B or Class C shares). Class Z shares of the Fund are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors at net asset value. See "Shareholder Guide-How to Buy Shares of the Fund" in the Prospectus.

    Each class represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights with respect to any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "Distributor" and "Shareholder Investment Account-Exchange Privilege."


SPECIMEN PRICE MAKE-UP


    Under the current distribution arrangements between the Fund and the Distributor, Class A shares of the Fund are sold at a maximum sales charge of 5% and Class B*, Class C* and Class Z shares are sold at net asset value. Using the Fund's net asset value at December 31, 1996, the maximum offering price of the Fund's shares is as follows:


Class A
-------
Net asset value and  redemption  price per Class A share ................ $10.88

Maximum sales charge (5% of offering price) .............................    .57
                                                                          ------
Maximum offering price to public ........................................ $11.45
                                                                          ======

Class B
-------
Net asset value, offering price and redemption price per Class B share* . $10.88
                                                                          ======

Class C
-------
Net asset value, offering price and redemption price per Class C share* . $10.88
                                                                          ======

Class Z
-------
Net asset value, redemption price and offering price per Class Z share .. $10.88
                                                                          ======



--------
* Class B and Class C shares are subject to a contingent  deferred  sales charge
  on  certain  redemptions.    See   "Shareholder   Guide-How   to   Sell   Your
  Shares-Contingent Deferred Sales Charges" in the Prospectus.



REDUCTION AND WAIVER OF INITIAL SALES CHARGES-CLASS A SHARES

    COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder Guide-Alternative Purchase Plan" in the Prospectus.

    An eligible group of related Fund investors includes any combination of the following:

    (a) an individual;

    (b) the individual's spouse, their children and  their  parents;

    (c) the  individual's  and  spouse's  Individual  Retirement  Account (IRA);

    (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

    (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

    (f) a Uniform Gifts to   Minors Act/Uniform  Transfers to Minors Act account
        created by the individual or the individual's  spouse; and

    (g) one or more  employee  benefit  plans  of a   company  controlled  by an
        individual.

    In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

    RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day. See "How the Fund Values its Shares" in the Prospectus. The Distributor must be notified at the time of purchase that the shareholder is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of Accumulation are not available to individual participants in any retirement or group plans.


    LETTERS OF INTENT. Reduced sales charges are available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds (Investment Letter of Intent). Retirement and group plans may also qualify to purchase Class A shares at net asset value by entering into a Letter of Intent whereby they agree to enroll, within a thirteen-month period, a specified number of eligible employees or participants (Participant Letter of Intent).

    For purposes of the Investment Letter of Intent, all shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities.

    A Letter of Intent permits a purchaser, in the case of an Investment Letter of Intent, to establish a total investment goal to be achieved by any number of investments over a thirteen-month period and, in the case of a Participant Letter of Intent, to establish a minimum eligible employee or participant goal over a thirteen-month period. Each investment made during the period, in the case of an Investment Letter of Intent, will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. In the case of a Participant Letter of Intent, each investment made during the period will be made at net asset value. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of an Investment Letter of Intent (except in the case of retirement and group plans) may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

    The Investment Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. Similarly, the Participant Letter of Intent does not obligate the retirement or group plan to enroll the indicated number of eligible employees or participants. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor, in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will, in the case of an Investment Letter of Intent, be granted subject to confirmation of the investor's holdings or in the case of a Participant Letter of Intent, subject to confirmation of the number of eligible employees or participants in the retirement or group plan. Letters of Intent are not available to individual participants in any retirement or group plans.

WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE-CLASS B SHARES

    The contingent deferred sales charge is waived under circumstances described in the Prospectus. See "Shareholder Guide-How to Sell Your Shares-Waiver of the Contingent Deferred Sales Charges-Class B Shares" in the Prospectus. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                       REQUIRED DOCUMENTATION

Death A copy of the shareholder's death certificate or, in the case of a trust, a copy of the grantor's death certificate, plus a copy of the trust agreement identifying the grantor.

Disability-An    individual   will   be  A   copy   of   the   Social   Security
considered  disabled  if he or  she  is  Administration award letter or a letter unable  to  engage  in any  substantial  from a  physician  on  the  physician's gainful activity by reason of any letterhead stating that the shareholder medically determinable physical or (or, in the case of a trust, the mental impairment which can be expected grantor) is permanently disabled. The to result in death or to be of letter must also indicate the date of long-continued and indefinite duration. disability.

Distribution  from  an  IRA  or  403(b)  A copy of the  distribution  form  from
Custodial Account                        the custodial  firm  indicating (i) the
                                         date of  birth of the  shareholder  and
                                         (ii) that the  shareholder  is over age
                                         59-1/2   and   is   taking   a   normal
                                         distribution-signed by the shareholder.

Distribution from Retirement Plan        A   letter    signed    by   the   plan
                                         administrator/trustee   indicating  the
                                         reason for the distribution.

Excess Contributions                     A letter from the  shareholder  (for an
                                         IRA) or the plan  administrator/trustee
                                         on company  letterhead  indicating  the
                                         amount of the excess and whether or not
                                         taxes have been paid.


    The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT-CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

    The CDSC is reduced on redemptions of Class B shares of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund owned by you in a single account exceeded $500,000. For example, if you purchase $100,000 of Class B shares of the Fund and the following year purchase an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                                            Contingent Deferred Sales Charge
                                           as a Percentage of Dollars Invested
                                                or Redemption Proceeds
     Year Since Purchase                 ---------------------------------------
        Payment Made                     $500,001 to $1 million  Over $1 million
     -------------------                 ----------------------  ---------------

         First ...........................       3.0%                 2.0%
         Second ..........................       2.0%                 1.0%
         Third ...........................       1.0%                   0%
         Fourth and thereafter ...........         0%                   0%

    You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

                         SHAREHOLDER INVESTMENT ACCOUNT

    Upon the initial purchase of shares of the Fund, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to the shareholder the following privileges and plans.

AUTOMATIC  REINVESTMENT  OF DIVIDENDS AND/OR DISTRIBUTIONS

    For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund. An investor may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at net asset value by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any contingent deferred sales charge paid in connection with the amount of proceeds being reinvested.

EXCHANGE PRIVILEGE

    The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of relative net asset value next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the Exchange Privilege is available for those funds eligible for investment in the particular program.

    It is contemplated that the Exchange Privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

    CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the Exchange Privilege.

    The  following  money  market  funds  participate  in the  Class A  Exchange
Privilege:

        Prudential California Municipal Fund
          (California Money Market Series)
        Prudential Government Securities Trust
          (Money Market Series)
          (U.S. Treasury Money Market Series)
        Prudential Municipal Series Fund
          (Connecticut Money Market Series)
          (Massachusetts Money Market Series)
          (New Jersey Money Market Series)
          (New York Money Market Series)
        Prudential MoneyMart Assets, Inc.
        Prudential Tax-Free Money Fund, Inc.


    CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, Inc. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.


    Class B and Class C shares of the Fund may also be exchanged for shares of Prudential Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated by excluding the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven-year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

    At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, the shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.




    CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.

    Additional details about the Exchange Privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, Prudential Securities or Prusec. The Exchange Privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.


DOLLAR COST AVERAGING

    Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

    Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class beginning in 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.1

    The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.2

        Period of
        Monthly investments:     $100,000     $150,000     $200,000     $250,000
        -------------------      --------     --------     --------     --------
        25 years...............   $  110       $  165       $  220       $  275
        20 years...............      176          264          352          440
        15 years...............      296          444          592          740
        10 years...............      555          833        1,110        1,388
         5 years...............    1,371        2,057        2,742        3,428

    See "Automatic Savings Accumulation Plan."

---------------
    1Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.

    2The chart assumes an average rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP)

    Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or Prudential Securities account (including a Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to ASAP participants.

    Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

SYSTEMATIC WITHDRAWAL PLAN

    A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide-How to Sell Your Shares-Contingent Deferred Sales Charges" in the Prospectus.


    In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at net asset value on shares held under this plan. See "Shareholder Investment Account-Automatic Reinvestment of Dividends and/or Distributions."


    Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

    Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must generally be recognized for federal income tax purposes. In addition, withdrawals made concurrently with the purchases of additional shares are inadvisable because of the sales charge applicable to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS

    Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax sheltered accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from Prudential Securities or the Transfer Agent.

    Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

    INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                           Tax-Deferred Compounding1

                Contributions     Personal
                Made Over:        Savings            IRA
                ----------        --------        --------
                10 years          $ 26,165        $ 31,291
                15 years            44,675          58,649
                20 years            68,109          98,846
                25 years            97,780         157,909
                30 years           135,346         244,692

---------
    1 The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in the IRA account will be subject to tax when withdrawn from the account.

MUTUAL FUND PROGRAMS


    From time to time, the Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, e.g., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.


    The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, individuals should consult their Prudential Securities Financial Advisor or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                 NET ASSET VALUE

    Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board of Directors, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sale price on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, as provided by a pricing service or principal market maker. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of the commodities exchange or board of trade. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer and forward currency exchange contracts are valued at the current cost of covering or offsetting such contracts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.

    Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board of Directors not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker. The Fund will compute its net asset value at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect net asset value. In the event the New York Stock Exchange closes early on any business day, the net asset value of the Fund's shares shall be determined at the time between such closing and 4:15 P.M., New York time.


    Net asset value is calculated separately for each class. The net asset value of Class B and Class C shares will generally be lower than the net asset value of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that the Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.


                                      TAXES


    The Fund is qualified and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. In order to qualify as a regulated investment company, the Fund must, among other things,
(a) derive at least 90% of its annual gross income (without reduction for losses from the sale or other disposition of securities) from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) derive less than 30% of its annual gross income from gains (without reduction for losses) from the sale or other disposition of securities, options, futures contracts, forward contracts and foreign currencies held less than three months, except for foreign currencies (and options, futures and forward contracts thereon) directly related to the Fund's business of investing in securities; (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities); and (d) the Fund distribute to its shareholders at least 90% of its net investment income and net short-term gains (i.e., the excess of net short-term capital gains over net long-term capital losses) in each year.

    As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, that it distributes to its shareholders. The Fund intends to distribute to its shareholders all such income and any gains. The Board of Directors of the Fund will determine at least once a year whether to distribute any net long-term capital gains in excess of any net short-term capital losses. In determining amounts of capital gains to be distributed, any capital loss carryovers from prior years will be offset against capital gains.


    In addition to the foregoing, a 4% nondeductible excise tax will be imposed on the Fund to the extent the Fund does not meet certain minimum distribution requirements by the end of each calendar year. For this purpose, any income or gain retained by the Fund which is subject to income tax will be considered to have been distributed by year-end. In addition, dividends declared in October, November and December payable to shareholders of record on a specified date in October, November and December and paid in the following January will be treated as having been paid by the Fund and received by each shareholder on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.


    Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call thereon or otherwise holds an offsetting position with respect to the securities. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on stock will generally be treated as gains and losses from the sale of stock. For federal income tax purposes, when call options which the Fund has written expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When a call written by the Fund is exercised, the selling price of the stock is increased by the amount of the premium, and the gain or loss on the sale of stock becomes long-term or short-term depending on the stock's holding period. Certain futures contracts and options held by the Fund will be required to be "marked to market" for federal income tax purposes, that is, treated as having been sold at fair market value on the last day of the Fund's fiscal year. Any gain or loss recognized on these deemed sales of these futures contracts and options will be treated 60% as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Certain of the Fund's transactions may be subject to wash sale and short sale provisions of the Internal Revenue Code that may, among other things, require the Fund to defer losses.


    The "straddle" provisions of the Internal Revenue Code may affect the taxation of the Fund's transactions (including transactions in options on securities, stock index futures and options on futures) and limit the deductibility of any loss from the disposition of a position to the amount of the unrealized gain on any offsetting position. Further, any position in the straddle (e.g., a put option acquired by the Fund) may affect the holding period of the offsetting position for purposes of the 30% of gross income test described above, and accordingly, the Fund's ability to enter into straddles and dispose of the offsetting positions may be limited.

    Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

    If a shareholder acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition, certain sales charges incurred in acquiring such shares may not be included in the basis of such shares for purposes of calculating gain or loss realized upon such sale or disposition.


    The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."


    Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

    Any dividends or distributions paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to federal income taxes. Prior to purchasing shares of the Fund, therefore, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.

    Dividends and distributions may also be subject to state and local taxes.

                             PERFORMANCE INFORMATION

    AVERAGE ANNUAL TOTAL RETURN. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.

    Average annual total return is computed according to the following formula:

                                 P(1 + T)n = ERV

      Where:  P = a hypothetical initial payment of $1,000.
              T = average annual total return.
              n = number of years.
              ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

    Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.


    The average annual total returns for Class A shares for the one year, five year and since inception (January 22, 1990) periods ended December 31, 1996 were 15.98%, 11.41% and 10.95%, respectively. The average annual total returns for Class B shares for the one, five and ten year and since inception (August 10, 1981) periods ended December 31, 1996 were 16.16%, 11.57%, 11.53% and 16.43%, respectively. The average annual total returns for Class C shares for the one year and since inception (August 1, 1994) periods ended December 31, 1996 were 20.16% and 15.52%, respectively. See "How the Fund Calculates Performance" in the Prospectus.


    AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.

    Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                     ERV - P
                                     -------
                                        P

    Where:  P = a hypothetical initial payment of $1,000.
            ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1,000 investment made at the beginning of the 1, 5 or 10 year periods.

    Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.


    The aggregate total returns for Class A shares for the one year, five year and since inception (January 22, 1990) periods ended December 31, 1996 were 22.09%, 80.68% and 116.47%, respectively. The aggregate total returns for Class B shares for the one, five and ten year and since inception (August 10, 1981) periods ended December 31, 1996 were 21.16%, 73.95%, 197.75% and 939.83%, respectively. The aggregate total returns for Class C shares for the one year and since inception (August 1, 1994) periods ended December 31, 1996 were 21.16% and 41.73%, respectively. The aggregate total return for the Class Z shares for the since inception (March 1, 1996) period ended December 31, 1996 was 20.11%.


    YIELD. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. This yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:

                                      a - b
                        YIELD = 2 [ (------- + 1)6 - 1 ]
                                       cd

Where:  a = dividends and interest earned during the period.
        b = expenses accrued for the period (net of reimbursements).
        c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
        d = the maximum offering price per share on the last day of the period.

    Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period.


    The Fund's 30-day yields for the period ended December 31, 1996 were 2.55%, 1.96%, 1.96% and 2.93% for Class A, Class B, Class C and Class Z shares, respectively.


    From time to time, the performance of the Fund may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation.1

                                      CHART



                   Performance Comparison of Different Types
                       of Investments Over the Long Term
                               (1/1926 - 12/1994)

                           Common Stocks - 10.2%
                           Long-Term Govt. Bonds - 4.8%
                           Inflation - 3.1%




-------------
    1 Source: Ibbotson Associates, "Stocks, Bonds, Bills and Inflation-1995 Yearbook" (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield.) Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements.This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

              CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT
                           AND INDEPENDENT ACCOUNTANTS

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Fund. See "How the Fund is Managed-Custodian and Transfer and Dividend Disbursing Agent" in the Prospectus.


    Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Dividend Disbursing Agent of the Fund. It is a wholly-owned subsidiary of PMF. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account, in addition to a new account set-up fee for each manually-established account and a monthly inactive zero balance account fee per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications expenses and other costs. For the year ended December 31, 1996, the Fund incurred fees of approximately $4,616,000 for the services of PMFS.


    Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

Portfolio of Investments as of December 31, 1996   PRUDENTIAL UTILITY FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--96.8%
COMMON STOCKS--91.0%
------------------------------------------------------------
Communications--13.7%
1,152,200   AT&T Corp.                           $    50,120,700
1,169,800   BCE Inc. (Canada)                         55,857,950
  990,500   Deutsche Telekom, A.G. (ADR)
               (Germany) (a)                          20,181,438
  698,000   Frontier Corporation                      15,792,250
  774,700   Millicom International Cellular S.
               A. (Luxembourg) (a)                    24,887,237
1,599,200   Southern New England
               Telecommunications Corp.               62,168,900
1,000,000   Sprint Corp.                              39,875,000
18,575,000  Stet-Societa Finanziaria
               Telefonica, S.P.A. (Italy)             84,346,163
1,991,700   Tele Danmark (ADR) (Denmark)              54,273,825
  573,400   Telebras (ADR) (Brazil)                   43,865,100
  824,000   Telefonica de Espana, S.A. (ADR)
               (Spain)                                57,062,000
1,503,000   Telefonica del Peru, S.A. (ADR)
               (Peru)                                 28,369,125
1,211,500   Telefonos de Mexico, S.A. (ADR)
               (Mexico)                               39,979,500
                                                 ---------------
                                                     576,779,188
------------------------------------------------------------
Electrical Power--34.6%
1,258,927   AES Corp. (a)                             58,540,105
1,045,400   Boston Edison Co.                         28,095,125
1,517,700   Centerior Energy Corp.                    16,315,275
  981,300   Central Louisiana Electric
               Company, Inc.                          27,108,412
1,179,500   Central Maine Power Co.                   13,711,688
2,832,685   CINergy Corporation                       94,540,862
2,300,000   CMS Energy Corporation                    77,337,500
  948,202   Companhia Energetica de Minas
               Gerais-Cemig (ADR) (Brazil)            32,001,817
  787,400   DTE Energy Co.                            25,492,075
  803,100   Eastern Utilities Associates              13,953,863
2,415,000   Edison International                      47,998,125
   83,540   El Paso Electric Co. (a)                     543,010
  947,700   Empresa Nacional de Electricidad
               S.A. (ADR) (Spain)                     66,339,000
  330,001   Evn Energie - Versorgung
               Niederoesterreich AG (Austria)    $    49,688,387
6,300,000   Iberdrola (Spain)                         89,244,746
2,798,500   Illinova Corp.                            76,958,750
2,140,600   Long Island Lighting Co.                  47,360,775
7,250,000   National Power PLC
               (United Kingdom)                       60,716,732
2,165,500   New York State Electric & Gas
               Corp.                                  46,828,937
4,000,000   Niagara Mohawk Power Corp. (a)            39,500,000
  967,000   NIPSCO Industries, Inc.                   38,317,375
2,811,400   Northeast Utilities Co.                   37,251,050
  393,000   Oester Elektrizita (Austria)              29,423,722
2,000,000   Ohio Edison Co.                           45,500,000
  900,000   Pacific Gas & Electric Co.                18,900,000
2,578,600   PECO Energy Co.                           65,109,650
2,303,400   Pinnacle West Capital Corp.               73,132,950
  906,800   Public Service Company of Colorado        35,251,850
2,057,000   Public Service Company of
               New Mexico                             40,368,625
1,670,800   Rochester Gas & Electric Corp.            31,954,050
1,526,100   Texas Utilities Co.                       62,188,575
1,490,740   Tucson Electric Power Co. (a)             24,783,553
1,380,500   Unicom Corp.                              37,446,062
                                                 ---------------
                                                   1,451,902,646
------------------------------------------------------------
Natural Gas--41.2%
1,000,000   Alberta Energy Co., Ltd. (Canada)         24,000,000
  283,650   Bay State Gas Co.                          8,013,113
2,231,600   British Gas PLC (ADR)
               (United Kingdom)                       85,079,750
  450,000   Burlington Resources, Inc.                22,668,750
3,000,275   Coastal Corp.                            146,638,441
2,500,000   Columbia Gas System, Inc.                159,062,500
  407,200   Consolidated Natural Gas Co.              22,497,800
  117,600   Eastern Enterprises, Inc.                  4,160,100
1,299,100   El Paso Natural Gas Co.                   65,604,550
  500,000   Energen Corp.                             15,125,000
  417,900   Enron Corp.                               18,021,938

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of December 31, 1996   PRUDENTIAL UTILITY FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
    ------------------------------------------------------------
Natural Gas (cont'd.)
3,272,300   ENSERCH Corp.                        $    75,262,900
1,500,000   Equitable Resources, Inc.                 44,625,000
  375,000   RAO Gazprom (ADR) (Russia) (a)             6,656,250
  690,300   KN Energy, Inc.                           27,094,275
  703,600   MCN Corporation                           20,316,450
  810,600   NICOR Inc.                                28,978,950
3,148,000   NorAm Energy Corp.                        48,400,500
  700,000   Oryx Energy Co.(a)                        17,325,000
3,544,300   Pacific Enterprises                      107,658,112
4,172,800   PanEnergy Corp.                          187,776,000
  117,600   Providence Energy Corp.                    2,058,000
1,880,400   Questar Corp.                             69,104,700
3,914,600   Sonat, Inc.                              201,601,900
  205,400   Southwest Gas Corporation                  3,953,950
  857,700   TPC Corp. (a)                              7,719,300
6,200,000   TransCanada Pipelines, Ltd.
               (Canada)                              108,573,513
2,200,000   Westcoast Energy, Inc. (Canada)           36,850,000
  936,200   Western Gas Resources, Inc.               18,021,850
3,813,512   Williams Cos., Inc.                      143,006,681
  161,150   Yankee Energy System, Inc.                 3,444,581
                                                 ---------------
                                                   1,729,299,854
------------------------------------------------------------
Realty Investment Trust--1.5%
   31,200   Charles E. Smith Residential
               Realty, Inc.                              912,600
  447,900   Crescent Real Estate Equities,
               Inc.                                   23,626,725
  969,900   Equity Residential Property Trust         40,008,375
                                                 ---------------
                                                      64,547,700
                                                 ---------------
            Total common stocks
               (cost $2,664,855,259)               3,822,529,388
                                                 ---------------
PREFERRED STOCKS--1.5%
------------------------------------------------------------
Communications--1.3%
  300,000   Compania de Inversiones,
               Convertible,
               7.00% (Argentina)                      15,937,500
  475,000   Nortel Inversora S. A.,
               Convertible, 10.00% (Argentina)        19,475,000
  398,000   Philippine Long Distance Telephone
               Co., Convertible (GDR) (The
               Philippines)                      $    20,298,000
                                                 ---------------
                                                      50,710,500
------------------------------------------------------------
Electrical Power
  109,300   KENETECH Corp., Convertible, $2.18           136,625
------------------------------------------------------------
Natural Gas--0.2%
  359,100   Enron Corp., 6.25%                         8,618,400
                                                 ---------------
            Total preferred stocks
               (cost $66,452,300)                     64,465,525
                                                 ---------------
Principal
Amount
(000)
BONDS--4.3%
------------------------------------------------------------
Electrical Power--0.7%
$   3,055   Arkansas Power & Light Co.,
               10.00%, 2/1/20                          3,277,831
   10,000   Cleveland Electric Illumination
               Co.,
               9.375%, 3/1/17                         10,256,100
   10,000   Niagara Mohawk Power Corp.,
               9.50%, 3/1/21                           9,683,200
    5,000   Texas Utilities Co.,
               9.75%, 5/1/21                           5,658,850
                                                 ---------------
                                                      28,875,981
------------------------------------------------------------
Natural Gas--2.5%
            Arkla, Inc.,
   20,000   10.00%, 11/15/19                          22,000,000
            Burlington Resources, Inc.,
   10,000   8.50%, 10/1/01                            10,668,800
   15,000   9.125%, 10/1/21                           17,612,400
            Coastal Corp.,
    5,000   8.125%, 9/15/02                            5,288,400
   15,000   9.625%, 5/15/12                           17,886,150

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

PRUDENTIAL UTILITY FUND, INC.
Portfolio of Investments as of December 31, 1996
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
Natural Gas (cont'd.)
            Columbia Gas System, Inc.,
$   1,731   6.39%, 11/28/00                      $     1,719,783
    1,730   6.61%, 11/28/02                            1,716,593
    1,730   6.80%, 11/28/05                            1,696,905
    1,730   7.05%, 11/28/07                            1,706,351
    1,730   7.32%, 11/28/10                            1,701,455
    1,730   7.42%, 11/28/15                            1,684,812
    1,730   7.62%, 11/28/25                            1,682,062
            Oryx Energy Co.,
    2,000   9.50%, 11/1/99                             2,121,700
    1,000   7.50%, 5/15/14                               971,250
            Williams Cos., Inc.,
   15,000   8.875%, 9/15/12                           16,855,650
                                                 ---------------
                                                     105,312,311
                                                 ---------------
------------------------------------------------------------
Sovereign Bonds--1.1%
   45,000   United Mexican States,
               7.5625%, 8/6/01                        45,108,000
                                                 ---------------
            Total bonds
               (cost $168,922,337)                   179,296,292
                                                 ---------------
            Total long-term investments
               (cost $2,900,229,896)               4,066,291,205
                                                 ---------------
SHORT-TERM INVESTMENT--3.0%
------------------------------------------------------------
Repurchase Agreement
  124,122   Joint Repurchase Agreement
               Account,
               6.61%, 1/2/97
               (cost $124,122,000; Note 5)           124,122,000
                                                 ---------------
------------------------------------------------------------
Total Investments--99.8%
            (cost $3,024,351,896; Note 4)          4,190,413,205
            Other assets in excess of
               liabilities--0.2%                      10,179,143
                                                 ---------------
            Net Assets--100%                     $ 4,200,592,348
                                                 ---------------
                                                 ---------------

---------------
(a) Non-income producing securities.
ADR--American Depository Receipt.
GDR--Global Depository Receipt.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

Statement of Assets and Liabilities                PRUDENTIAL UTILITY FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                      December 31, 1996
Investments, at value (cost $3,024,351,896).............................................................       $ 4,190,413,205
Cash....................................................................................................             1,193,421
Foreign currency, at value (cost $103,651)..............................................................               113,290
Dividends and interest receivable.......................................................................            14,623,491
Receivable for investments sold.........................................................................            14,359,045
Receivable for Fund shares sold.........................................................................             5,761,048
Deferred expenses and other assets......................................................................               106,961
                                                                                                              -----------------
   Total assets.........................................................................................         4,226,570,461
                                                                                                              -----------------
Liabilities
Payable for Fund shares reacquired......................................................................            16,721,432
Payable for investments purchased.......................................................................             3,675,500
Distribution fee payable................................................................................             2,232,118
Management fee payable..................................................................................             1,433,010
Accrued expenses and other liabilities..................................................................             1,253,193
Foreign withholding taxes payable.......................................................................               662,860
                                                                                                              -----------------
   Total liabilities....................................................................................            25,978,113
                                                                                                              -----------------
Net Assets..............................................................................................       $ 4,200,592,348
                                                                                                              -----------------
                                                                                                              -----------------
Net assets were comprised of:
   Common stock, at par.................................................................................       $     3,861,981
   Paid-in capital in excess of par.....................................................................         2,985,048,667
                                                                                                              -----------------
                                                                                                                 2,988,910,648
   Undistributed net investment income..................................................................               557,976
   Accumulated net realized gain on investments.........................................................            44,981,682
   Net unrealized appreciation on investments and foreign currencies....................................         1,166,142,042
                                                                                                              -----------------
Net assets, December 31, 1996...........................................................................       $ 4,200,592,348
                                                                                                              -----------------
                                                                                                              -----------------
Class A:
   Net asset value and redemption price per share
      ($2,022,976,817 / 185,995,783 shares of common stock issued and outstanding)......................                $10.88
   Maximum sales charge (5.00% of offering price).......................................................                   .57
                                                                                                              -----------------
   Maximum offering price to public.....................................................................                $11.45
                                                                                                              -----------------
                                                                                                              -----------------
Class B:
   Net asset value, offering price and redemption price per share
      ($2,137,168,779 / 196,484,277 shares of common stock issued and outstanding)......................               $10.88
                                                                                                              -----------------
                                                                                                              -----------------
Class C:
   Net asset value, offering price and redemption price per share
      ($6,001,185 / 551,735 shares of common stock issued and outstanding)..............................               $10.88
                                                                                                              -----------------
                                                                                                              -----------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($34,445,567 / 3,166,275 shares of common stock issued and outstanding)...........................               $10.88
                                                                                                              -----------------
                                                                                                              -----------------

--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

PRUDENTIAL UTILITY FUND, INC.
Statement of Operations
------------------------------------------------------------
------------------------------------------------------------

                                               Year Ended
Net Investment Income                       December 31, 1996
Income
   Dividends (net of foreign withholding
      taxes of $6,118,679)...............     $ 141,030,867
   Interest..............................        17,714,542
                                            -----------------
      Total income.......................       158,745,409
                                            -----------------
Expenses
   Distribution fee--Class A.............         4,464,713
   Distribution fee--Class B.............        21,840,150
   Distribution fee--Class C.............            45,173
   Management fee........................        16,378,451
   Transfer agent's fees and expenses....         5,847,000
   Reports to shareholders...............         1,353,000
   Custodian's fees and expenses.........           500,000
   Registration fees.....................           150,000
   Insurance.............................           101,000
   Audit fees............................            72,000
   Tax expense...........................            67,000
   Legal fees............................            50,000
   Directors' fees.......................            36,000
   Miscellaneous.........................            10,309
                                            -----------------
      Total expenses.....................        50,914,796
                                            -----------------
Net investment income....................       107,830,613
                                            -----------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized gain (loss) on:
   Investment transactions...............       320,997,570
   Foreign currency transactions.........          (761,684)
                                            -----------------
                                                320,235,886
                                            -----------------
Net change in unrealized appreciation on:
   Investments...........................       357,490,812
   Foreign currencies....................            81,936
                                            -----------------
                                                357,572,748
                                            -----------------
Net gain on investments and foreign
   currencies............................       677,808,634
                                            -----------------
Net Increase in Net Assets
Resulting from Operations................     $ 785,639,247
                                            -----------------
                                            -----------------


PRUDENTIAL UTILITY FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------
------------------------------------------------------------

Increase (Decrease)                  Year Ended December 31,
in Net Assets                         1996              1995
Operations
   Net investment income.......  $  107,830,613    $  103,210,192
   Net realized gain on
      investment and foreign
      currency transactions....     320,235,886        98,889,115
   Net change in unrealized
      appreciation of
      investments and foreign
      currencies...............     357,572,748       673,298,687
                                 --------------    --------------
   Net increase in net assets
      resulting from
      operations...............     785,639,247       875,397,994
                                 --------------    --------------
Net equalization debits........              --      (164,415,069)
                                 --------------    --------------
Dividends and distributions
   (Note 1)
   Dividends from net
      investment income
      Class A..................     (56,517,524)      (51,342,292)
      Class B..................     (49,728,071)      (55,339,423)
      Class C..................        (110,317)          (56,691)
      Class Z..................      (1,061,722)               --
                                 --------------    --------------
                                   (107,417,634)     (106,738,406)
                                 --------------    --------------
   Distributions from net
      realized capital gains
      Class A..................    (136,028,661)      (32,215,260)
      Class B..................    (151,218,004)      (44,539,060)
      Class C..................        (377,943)          (61,682)
      Class Z..................      (2,368,426)               --
                                 --------------    --------------
                                   (289,993,034)      (76,816,002)
                                 --------------    --------------
Fund share transactions (net of
   share conversions) (Note 6)
   Proceeds from shares sold...     334,072,755       280,270,137
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions............     363,055,255       158,587,981
   Cost of shares reacquired...    (952,090,398)     (680,035,423)
                                 --------------    --------------
   Net decrease in net assets
      from Fund share
      transactions.............    (254,962,388)     (241,177,305)
                                 --------------    --------------
Total increase.................     133,266,191       286,251,212
Net Assets
Beginning of year..............   4,067,326,157     3,781,074,945
                                 --------------    --------------
End of year....................  $4,200,592,348    $4,067,326,157
                                 --------------    --------------
                                 --------------    --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Notes to Financial Statements                      PRUDENTIAL UTILITY FUND, INC.
--------------------------------------------------------------------------------
Prudential Utility Fund, Inc. (the ``Fund'') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek total return, through a combination of income and capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity and debt securities of utility companies. Utility companies include electric, gas, gas pipeline, telephone, telecommunications, water, cable, airport, seaport and toll road companies. The ability of issuers of certain debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: Investments traded on a national securities exchange are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Short-term securities which mature in more than 60 days are valued based on current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
In connection with repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
All securities are valued as of 4:15 P.M., New York time.
Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
(i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange;
(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions. Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the year.
Net realized losses on foreign currency transactions represent net foreign exchange losses from sales and maturities of short-term securities, disposition of foreign currency, gains or losses realized between the trade and settlement dates of security transactions, and the difference between amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the US dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets, except portfolio securities, and liabilities at year end exchange rates are reflected as a component of unrealized appreciation or depreciation on foreign currencies. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.
Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments and foreign currencies are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes discounts on purchases of debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Dividends and Distributions: Dividends from net investment income are declared and paid quarterly. The Fund will distribute at least annually any net capital gains in excess of loss carryforwards. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
--------------------------------------------------------------------------------

Notes to Financial Statements                      PRUDENTIAL UTILITY FUND, INC.
--------------------------------------------------------------------------------
Equalization: Effective January 1, 1996, the Fund discontinued the accounting practice of equalization. Equalization is a practice whereby a portion of the proceeds from sales and costs of repurchases of capital shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. The balance of $193,553,721 of undistributed net investment income at December 31, 1995, resulting from equalization was transferred to paid-in capital in excess of par. Such reclassification has no effect on net assets, results of operations, or net asset value per share.
Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.
Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease undistributed net investment income by $485,355 and increase accumulated net realized gain on investments by $485,355 for realized foreign currency losses during the year ended December 31, 1996. Net investment income, net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual Fund Management, Inc. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. Pursuant to a subadvisory agreement between PMF and The Prudential Investment Corporation (``PIC''), PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PMF is computed daily and payable monthly at an annual rate of .60% of the Fund's average daily net assets up to $250 million, .50% of the next $500 million, .45% of the next $750 million, .40% of the next $500 million, .35% of the next $2 billion, .325% of the next $2 billion and .30% of the average daily net assets of the Fund in excess of $6 billion.
The Fund has a distribution agreement with Prudential Securities Incorporated (``PSI''), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the ``Class A, B and C Plans''), regardless of expenses actually incurred by them. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor of the Class Z shares of the Fund.
Pursuant to the Class A, B and C Plans, the Fund compensated PSI for the year ended December 31, 1996 with respect to Class A shares, for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended December 31, 1996.
PSI has advised the Fund that it has received approximately $619,200 in front-end sales charges resulting from sales of Class A shares during the year ended December 31, 1996. From these fees, PSI paid such sales charges to Pruco Securities Corporation, an affiliated broker-dealer, which in turn paid commissions to salespersons and incurred other distribution costs.
PSI advised the Fund that for the year ended December 31, 1996, it received approximately $4,389,100 and $2,100 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.
PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
The Fund, along with other affiliated registered investment companies (the ``Funds''), entered into a credit agreement (the ``Agreement'') on December 31, 1996 with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. The Agreement expires on December 30, 1997. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement as of December 31, 1996. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds.
--------------------------------------------------------------------------------

Notes to Financial Statements                      PRUDENTIAL UTILITY FUND, INC.
--------------------------------------------------------------------------------
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the year ended December 31, 1996, the Fund incurred fees of approximately $4,616,000 for the services of PMFS. As of December 31, 1996, approximately $372,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to non-affiliates.
For the year ended December 31, 1996, PSI earned approximately $222,000 in brokerage commissions from portfolio transactions executed on behalf of the Fund.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 1996, were $659,401,996 and $1,259,861,045, respectively.
The federal income tax basis of the Fund's investments at December 31, 1996 was $3,029,764,193 and, accordingly, net unrealized appreciation for federal income tax purposes was $1,160,649,012 (gross unrealized appreciation--$1,261,415,560; gross unrealized depreciation--$100,766,548).
The Fund elected to treat approximately $276,300 of net currency losses incurred during the two month period ended December 31, 1996 as having occurred in the following fiscal year.
The Fund elected to treat approximately $117,800 of net currency losses incurred during the two month period ended December 31, 1995 as having been incurred in the current fiscal year.
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of December 31, 1996, the Fund had a 11.4% undivided interest in the joint account. The undivided interest for the Fund represents $124,122,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:
Bear, Stearns & Co., 6.75%, in the principal amount of $341,000,000, repurchase price $341,127,875, due 1/2/97. The value of the collateral including accrued interest was $349,151,276.
Goldman, Sachs & Co., Inc., 6.60%, in the principal amount of $341,000,000, repurchase price $341,125,033, due 1/2/97. The value of the collateral including accrued interest was $347,820,889.
J.P. Morgan Securities, 6.60%, in the principal amount of $341,000,000, repurchase price $341,125,033, due 1/2/97. The value of the collateral including accrued interest was $347,822,540.
Sanwa Securities USA, 6.00%, in the principal amount of $68,014,000, repurchase price $68,036,671, due 1/2/97. The value of the collateral including accrued interest was $69,375,117.
------------------------------------------------------------
Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Effective March 1, 1996, the Fund commenced offering Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
There are 2 billion shares of $.01 par value per share common stock authorized which consists of 500 million shares of Class A common stock, 700 million shares of Class B common stock, 400 million shares of Class C common stock and 400 million shares of Class Z common stock. Transactions in shares of common stock were as follows:

Class A                              Shares           Amount
--------------------------------  ------------    ---------------
Year ended December 31, 1996:
Shares sold.....................    15,308,482    $   159,264,202
Shares issued in reinvestment of
  dividends and distributions...    16,527,013        175,127,592
Shares reacquired...............   (41,901,121)      (433,594,928)
                                  ------------    ---------------
Net decrease in shares
  outstanding before
  conversion....................   (10,065,626)       (99,203,134)
Shares issued upon conversion
  from Class B..................    26,433,307        269,740,107
Shares reacquired upon
  conversion into Class Z.......    (3,501,686)       (35,052,440)
                                  ------------    ---------------
Net increase in shares
  outstanding...................    12,865,995    $   135,484,533
                                  ------------    ---------------
                                  ------------    ---------------

--------------------------------------------------------------------------------

Notes to Financial Statements                      PRUDENTIAL UTILITY FUND, INC.
--------------------------------------------------------------------------------

Class A                              Shares           Amount
--------------------------------  ------------    ---------------
Year ended December 31, 1995:
Shares sold.....................    11,312,376    $   101,904,762
Shares issued in reinvestment of
  dividends and distributions...     8,160,648         75,788,292
Shares reacquired...............   (35,079,569)      (318,002,985)
                                  ------------    ---------------
Net decrease in shares
  outstanding before
  conversion....................   (15,606,545)      (140,309,931)
Shares issued upon conversion
  from Class B..................   158,049,642      1,361,629,436
                                  ------------    ---------------
Net increase in shares
  outstanding...................   142,443,097    $ 1,221,319,505
                                  ------------    ---------------
                                  ------------    ---------------
Class B
--------------------------------
Year ended December 31, 1996:
Shares sold.....................    15,690,293    $   161,351,912
Shares issued in reinvestment of
  dividends and distributions...    17,344,216        184,033,919
Shares reacquired...............   (48,711,671)      (500,182,084)
                                  ------------    ---------------
Net decrease in shares
  outstanding before
  conversion....................   (15,677,162)      (154,769,253)
Shares reacquired upon
  conversion into Class A.......   (26,471,144)      (269,740,107)
                                  ------------    ---------------
Net decrease in shares
  outstanding...................   (42,148,306)   $  (424,536,360)
                                  ------------    ---------------
                                  ------------    ---------------
Year ended December 31, 1995:
Shares sold.....................    21,935,982    $   175,662,021
Shares issued in reinvestment of
  dividends and distributions...     9,776,000         82,690,917
Shares reacquired...............   (61,783,220)      (361,503,031)
                                  ------------    ---------------
Net decrease in shares
  outstanding before
  conversion....................   (30,071,238)      (103,150,093)
Shares reacquired upon
  conversion into Class A.......  (158,409,384)    (1,361,629,436)
                                  ------------    ---------------
Net decrease in shares
  outstanding...................  (188,480,622)   $(1,464,779,529)
                                  ------------    ---------------
                                  ------------    ---------------
Class C                              Shares           Amount
--------------------------------  ------------    ---------------
Year ended December 31, 1996:
Shares sold.....................       282,613    $     2,928,285
Shares issued in reinvestment of
  dividends and distributions...        43,560            463,633
Shares reacquired...............      (124,537)        (1,271,152)
                                  ------------    ---------------
Net increase in shares
  outstanding...................       201,636    $     2,120,766
                                  ------------    ---------------
                                  ------------    ---------------
Year ended December 31, 1995:
Shares sold.....................       300,880    $     2,703,354
Shares issued in reinvestment of
  dividends and distributions...        11,542            108,772
Shares reacquired...............       (57,613)          (529,407)
                                  ------------    ---------------
Net increase in shares
  outstanding...................       254,809    $     2,282,719
                                  ------------    ---------------
                                  ------------    ---------------
Class Z
--------------------------------
March 1, 1996(a) through
  December 31, 1996:
Shares sold.....................     1,002,069    $    10,528,356
Shares issued in reinvestment of
  dividends and distributions...       324,254          3,430,111
Shares reacquired...............    (1,661,734)       (17,042,234)
                                  ------------    ---------------
Net decrease in shares
  outstanding
  before conversion.............      (335,411)        (3,083,767)
Shares issued upon conversion
  from Class A..................     3,501,686         35,052,440
                                  ------------    ---------------
Net increase in shares
  outstanding...................     3,166,275    $    31,968,673
                                  ------------    ---------------
                                  ------------    ---------------

---------------
(a) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------

Financial Highlights                               PRUDENTIAL UTILITY FUND, INC.
--------------------------------------------------------------------------------

                                                                                               Class A
                                                                         ----------------------------------------------------
                                                                                       Year Ended December 31,
                                                                         ----------------------------------------------------
                                                                         1996(b)       1995       1994       1993       1992
                                                                         --------     ------     ------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year....................................    $ 9.87      $ 8.27     $ 9.72     $ 8.97     $ 8.72
                                                                         --------     ------     ------     ------     ------
Income from investment operations
Net investment income.................................................       .32         .30        .31        .33        .38
Net realized and unrealized gains (losses) on investment and foreign
   currency transactions..............................................      1.80        1.79      (1.06)      1.12        .45
                                                                         --------     ------     ------     ------     ------
   Total from investment operations...................................      2.12        2.09       (.75)      1.45        .83
                                                                         --------     ------     ------     ------     ------
Less distributions
Dividends from net investment income..................................      (.32)       (.30)      (.32)      (.29)      (.34)
Distributions from net realized gains.................................      (.79)       (.19)      (.36)      (.41)      (.24)
Distributions in excess of net realized gains.........................        --          --       (.02)        --         --
                                                                         --------     ------     ------     ------     ------
   Total distributions................................................     (1.11)       (.49)      (.70)      (.70)      (.58)
                                                                         --------     ------     ------     ------     ------
Net asset value, end of year..........................................    $10.88      $ 9.87     $ 8.27     $ 9.72     $ 8.97
                                                                         --------     ------     ------     ------     ------
                                                                         --------     ------     ------     ------     ------
TOTAL RETURN(a).......................................................     22.09%      25.74%     (7.89)%    16.28%      9.88%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000,000).....................................    $2,023      $1,709       $254       $337       $201
Average net assets (000,000)..........................................    $1,786      $1,440       $294       $287       $149
Ratios to average net assets:
   Expenses, including distribution fees..............................       .86%        .88%      .88%        .80%       .81%
   Expenses, excluding distribution fees..............................       .61%        .63%      .63%        .60%       .61%
   Net investment income..............................................      3.10%       3.12%     3.37%       3.16%      4.14%
For Class A, B, C and Z shares:
   Portfolio turnover rate............................................        17%         14%       15%         24%        24%
   Average commission rate paid per share.............................    $.0332      $.0302        N/A        N/A        N/A

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon weighted average shares outstanding during the year.
--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

Financial Highlights                               PRUDENTIAL UTILITY FUND, INC.
--------------------------------------------------------------------------------

                                                                                               Class B
                                                                         ----------------------------------------------------
                                                                                       Year Ended December 31,
                                                                         ----------------------------------------------------
                                                                         1996(b)       1995       1994       1993       1992
                                                                         --------     ------     ------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year....................................    $ 9.87      $ 8.26     $ 9.69     $ 8.96     $ 8.71
                                                                         --------     ------     ------     ------     ------
Income from investment operations
Net investment income.................................................       .24         .22        .24        .24        .31
Net realized and unrealized gains (losses) on investment and foreign
   currency transactions..............................................      1.80        1.80      (1.05)      1.12        .46
                                                                         --------     ------     ------     ------     ------
   Total from investment operations...................................      2.04        2.02       (.81)      1.36        .77
                                                                         --------     ------     ------     ------     ------
Less distributions
Dividends from net investment income..................................      (.24)       (.22)      (.24)      (.22)      (.28)
Distributions from net realized gains.................................      (.79)       (.19)      (.36)      (.41)      (.24)
Distributions in excess of net realized gains.........................        --          --       (.02)        --         --
                                                                         --------     ------     ------     ------     ------
   Total distributions................................................     (1.03)       (.41)      (.62)      (.63)      (.52)
                                                                         --------     ------     ------     ------     ------
Net asset value, end of year..........................................    $10.88      $ 9.87     $ 8.26     $ 9.69     $ 8.96
                                                                         --------     ------     ------     ------     ------
                                                                         --------     ------     ------     ------     ------
TOTAL RETURN(a).......................................................     21.16%      24.80%     (8.51)%    15.27%      9.02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000,000).....................................    $2,137      $2,355     $3,526     $4,756     $3,438
Average net assets (000,000)..........................................    $2,184      $2,450     $4,152     $4,308     $3,027
Ratios to average net assets:
   Expenses, including distribution fees..............................      1.61%       1.63%      1.63%      1.60%      1.61%
   Expenses, excluding distribution fees..............................       .61%        .63%       .63%       .60%       .61%
   Net investment income..............................................      2.35%       2.37%      2.62%      2.36%      3.34%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon weighted average shares outstanding during the year.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

Financial Highlights                               PRUDENTIAL UTILITY FUND, INC.
--------------------------------------------------------------------------------

                                                                                       Class C                      Class Z
                                                                         ------------------------------------     ------------
                                                                                                  August 1,         March 1,
                                                                         Year Ended December       1994(d)          1996(e)
                                                                                 31,               Through          Through
                                                                         -------------------     December 31,     December 31,
                                                                         1996(b)       1995          1994           1996(b)
                                                                         --------     ------     ------------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................    $ 9.87      $ 8.26      $     9.30       $    10.05
                                                                         --------     ------     ------------     ------------
Income from investment operations
Net investment income.................................................       .24         .22             .11              .29
Net realized and unrealized gains (losses) on investment and foreign
   currency transactions..............................................      1.80        1.80            (.69)            1.67
                                                                         --------     ------     ------------     ------------
   Total from investment operations...................................      2.04        2.02            (.58)            1.96
                                                                         --------     ------     ------------     ------------
Less distributions
Dividends from net investment income..................................      (.24)       (.22)           (.13)            (.34)
Distributions from net realized gains.................................      (.79)       (.19)           (.31)            (.79)
Distributions in excess of net realized gains.........................        --          --            (.02)              --
                                                                         --------     ------     ------------     ------------
   Total distributions................................................     (1.03)       (.41)           (.46)           (1.13)
                                                                         --------     ------     ------------     ------------
Net asset value, end of period........................................    $10.88      $ 9.87      $     8.26       $    10.88
                                                                         --------     ------     ------------     ------------
                                                                         --------     ------     ------------     ------------
TOTAL RETURN(a).......................................................     21.16%      24.80%          (6.27)%          20.11%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).......................................    $6,001      $3,455            $787          $34,446
Average net assets (000)..............................................    $4,517      $2,181            $433          $34,291
Ratios to average net assets:
   Expenses, including distribution fees..............................     1.61%       1.63%            1.70%(c)         .61%(c)
   Expenses, excluding distribution fees..............................      .61%        .63%             .70%(c)         .61%(c)
   Net investment income..............................................     2.35%       2.37%            2.65%(c)        3.35%(c)

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than one full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the year.
(c) Annualized.
(d) Commencement of offering of Class C shares.
(e) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

Report of Independent Accountants                  PRUDENTIAL UTILITY FUND, INC.
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Prudential Utility Fund, Inc.
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Utility Fund, Inc. (the ``Fund'') at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as ``financial statements'') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
February 28, 1997


--------------------------------------------------------------------------------

                    APPENDIX I-GENERAL INVESTMENT INFORMATION

    The following terms are used in mutual fund investing.

ASSET ALLOCATION

    Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

    Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years-the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

    Market timing-buying securities when prices are low and selling them when prices are relatively higher-may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors off-set short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

                     APPENDIX II-HISTORICAL PERFORMANCE DATA

    The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

    This following chart shows the long-term performance of various asset classes and the rate of inflation.

                EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY






                                    [CHART]




                VALUE OF $1.00 INVESTED 1/1/26 THROUGH 12/31/96

                         Small Stocks     $4,495.99
                         Common Stocks    $1,370.95
                         Long-Term Bonds     $33.73
                         Treasury Bills      $13.54
                         Inflation           $ 8.87






Source: Stocks, Bonds, Bills, and Inflation 1996 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are due to capital appreciation and reinvesting any gains. Bond returns are due mainly to reinvesting interest. Also, stock prices usually are more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

    Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 through 1995. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.


    All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on the historical total returns, including the compounded effect over time, could be substantial.


            Historical Total Returns of Different Bond Market Sectors

---------------------------------------------------------------------------------------------------------
                                '87      '88     '89       '90    '91       '92     '93     '94     '95
---------------------------------------------------------------------------------------------------------
U.S. Government
Treasury
Bonds1                          2.0%     7.0%   14.4 %    8.5 %   15.3%     7.2%    10.7%  (3.4)%   18.4%
---------------------------------------------------------------------------------------------------------
U.S. Government
Mortgage
Securities2                     4.3%     8.7%   15.4 %   10.7 %   15.7%     7.0%     6.8%  (1.6)%   16.8%
---------------------------------------------------------------------------------------------------------
U.S. Investment Grade
Corporate
Bonds3                          2.6%     9.2%   14.1 %    7.1 %   18.5%     8.7%    12.2%  (3.9)%   22.3%
---------------------------------------------------------------------------------------------------------
U.S.
High Yield
Corporate
Bonds4                          5.0%    12.5%    0.8 %   (9.6)%   46.2%    15.8%    17.1%  (1.0)%   19.2%
---------------------------------------------------------------------------------------------------------
World
Government
Bonds5                         35.2%     2.3%   (3.4)%   15.3 %   16.2%     4.8%    15.1%   6.0 %   19.6%
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Difference between highest
and lowest return percent      33.2%    10.2    18.8     24.9     30.9     11.0     10.3    9.9      5.5
---------------------------------------------------------------------------------------------------------


1Lehman Brothers Treasury Bond Index is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

2Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgaged-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

3Lehman Brothers Corporate Bond Index includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

4Lehman Brothers High Yield Bond Index is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by S&P or Fitch Investors Service). All bonds in the index have maturities of at least one year.

5Salomon Brothers World Government Index (Non U.S.) includes 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

(left column)


This chart illustrates the performance of major world stock markets for the period from 1986 through 1995. It does not represent the performance of any Prudential
Mutual Fund.

Average Annual Total Returns of Major World Stock Markets
(1986-1995) (in U.S. dollars)






                           CHART


                 Hong Kong          23.8%
                 Belgium            20.7%
                 Sweden             19.4%
                 Netherland         19.3%
                 Spain              17.9%
                 Switzerland        17.1%
                 France             15.3%
                 U.K.               15.0%
                 U.S.               14.8%
                 Japan              12.8%
                 Austria            10.9%
                 Germany            10.7%









Source: Morgan Stanley Capital International (MSCI). Used
with  permission.  Morgan  Stanley  Country  indices  are
unmanaged  indices  which  include those stocks making up
the  largest  two-thirds  of each  country's  total stock
market  capitalization.  Returns reflect the reinvestment
of all  distributions.  This  chart  is for  illustrative
purposes only and is not indicative of the past,  present
or  future   performance  of  any  specific   investment.
Investors cannot invest directly in stock indices.



(right column)

This  chart  shows the growth of a  hypothetical  $10,000
investment made in the stocks representing the S&P 500 stock index with and without reinvested dividends.




                          CHART


                        1969-1995
Capital Appreciation and Reinvesting Dividends   $186,203
Capital Appreciation Only - $66,913





Source:   Stocks,   Bonds,   Bills,  and  Inflation  1996
Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefeld). Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential Mutual Fund. Common stock total return is based on the Standard & Poor's 500 Stock Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value.
Investors cannot invest directly in indices.



(center column)





                          CHART


            WORLD STOCK MARKET CAPITALIZATION
                        BY REGION
               WORLD TOTAL - $9.2 trillion

                      U.S. - 40.8%
                      Pacific Basin - 28.7%
                      Europe - 28.3%
                      Canada - 2.2%






Source:  Morgan Stanley Capital  International,  December
1995. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World
Index. The total market caprtalization is based on the value of 1579 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential Mutual Fund.

The chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

              Long U.S. Treasury Bond Yield in Percent (1926-1996)
              ----------------------------------------------------



                                     CHART



-----------------


Source: Stocks, Bonds, Bills and Inflation 1996 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1995. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes only and should not be construed to represent the yields of any Prudential Mutual Fund.

    The following chart, although not relevant to share ownership in the Fund, may provide useful information about the effects of a hypothetical investment diversified over different asset portfolios. The chart shows the range of annual total returns for major stock and bond indices for the period from December 31, 1975 through December 31, 1995. The horizontal "Best Returns Zone" band shows that a hypothetical blended portfolio constructed of one-third U.S. stock (S&P
500), one-third foreign stock (EAFE Index), and one-third U.S. bonds (Lehman Index) would have eliminated the "highest highs" and "lowest lows" of any single asset class.








                                     [CHART]










-----------------


*Source: Prudential Investment Corporation based on data from Lipper Analytical New Application (LANA). Past perfomance is not indicative of future results. The S&P 500 Index is a weighted, unmanaged index comprised of 500 stocks which provides a broad indication of stock price movements. The Morgan Stanley EAFE Index is an unmanaged index comprised of 20 overseas stock markets in Europe, Australia, New Zealand and the Far East. The Lehman Aggregate Index includes all publicly-issued investment grade debt with maturities over one year, including U.S. government and agency issues, 15 and 30 year fixed-rate government agency mortgage securities, dollar denominated SEC registered corporate and government securities, as well as asset-backed securities. Investors cannot invest directly in stock or bond market indices.

               APPENDIX III-INFORMATION RELATING TO THE PRUDENTIAL

    Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "Management of the Fund-Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1995 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.

INFORMATION ABOUT PRUDENTIAL

    The Manager and PIC1 are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1995. Its primary business is to offer a full range of products and services in three areas: insurance, investments and home ownership for individuals and families; health-care management and other benefit programs for employees of companies and members of groups; and asset management for institutional clients and their associates. Prudential (together with its subsidiaries) employs more than 92,000 persons worldwide, and maintains a sales force of approximately 13,000 agents and 5,600 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

    Insurance. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to more than 50 million people worldwide-one of every five people in the United States. Long one of the largest issuers of individual life insurance, the Prudential has 19 million life insurance policies in force today with a face value of $1 trillion. Prudential has the largest capital base ($11.4 billion) of any life insurance company in the United States. The Prudential provides auto insurance for more than 1.7 million cars and insures more than 1.4 million homes.

    Money Management. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. In July 1996, Institutional Investor ranked Prudential the fifth largest institutional money manager of the 300 largest money management organizations in the United States as of December 31, 1995. As of December 31,1995, Prudential had more than $314 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part), manages over $190 billion in assets of institutions and individuals.


    Real Estate. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 34,000 brokers and agents and more than 1,100 offices in the United States.2


    Healthcare.   Over  two  decades  ago,   Prudential   introduced  the  first
federally-funded, for-profit HMO in the country. Today, almost 5 million Americans receive healthcare from a Prudential managed care membership.

    Financial Services. The Prudential Bank, a wholly-owned subsidiary of Prudential, has nearly $3 billion in assets and serves nearly 1.5 million customers across 50 states.


INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS


    Prudential Mutual Fund Management is one of the fifteen largest mutual fund companies in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.


    The Prudential Mutual Funds have over 30 portfolio managers wno manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

----------------
1Prudential Investments, a business group of PIC, serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp. as the subadviser to Prudential Jennison Series Fund, Inc. and Prudential Active Balanced Fund,a portfolio of Prudential Dryden Fund, Mercator Asset Management LP as the Subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc. and BlackRock Financial Management, Inc. as subadviser to The BlackRock Government Income Trust. There are multiple subadvisers for The Target Portfolio Trust.

2As of December 31, 1994.

                                     III-1

    From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's and USA Today.

    Equity Funds. Forbes magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.

    High Yield Funds. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor the 167 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.3 Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

    Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets-from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

    Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers-from Pulp and Paper Forecaster to Women's Wear Daily-to keep them informed of the industries they follow.

    Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential mutual fund.

    Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

    Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

    Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

    Trading Data.4 On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over 3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets.5 Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities.6

    Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services LLC, the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

---------------
3As of December 31, 1995. The number of bonds and the size of the Fund are subject to change.

4Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-US accounts managed by Prudential Mutual Fund Investment Management, a division of PIC, for the year ended December 31, 1995.

5Based on 669 funds in  Lipper  Analytical  Services  categories  of Short  U.S.
 Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Govemment, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Govemment and Mortgage Funds.

6As of December 31, 1994.



                                     III-2

Information about Prudential Securities

    Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 5,600 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1995, assets held by Prudential Securities for its clients approximated $168 billion. During 1994, over 28,000 new customer accounts were opened each month at PSI.7

    Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. Prudential Securities is the only Wall Street firm to have its own in-house Certified Financial Planner (CFP) program. In the December 1995 issue of Registered Rep, an industry publication, Prudential Securities' Financial Advisor training programs received a grade of A- (compared to an industry average of B+).

    In  1995,  Prudential   Securities'  equity  research  team  ranked  8th  in
Institutional Investor magazine's 1995 "All America Research Team" survey. Five Prudential Securities analysts were ranked as first-team finishers.8

    In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial ArchitectsSFinancial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

    For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

-----------------
7As of December 31, 1994.

8On an annual basis, Institutional Investor magazine surveys, more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taxing the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.









                                     III-3

                                                       March 11, 1997


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

               Re:  Prudential Utility Fund, Inc.
                    (File No. 2-72097 and 811-3175)

Ladies and Gentlemen:

               Pursuant to subparagraph (j) of Rule 497 under the Securities Act of 1933 (the "1933 Act"), the Fund hereby certifies (i) that its Prospectus that would have been filed pursuant to Rule 497(c) would not have differed from the Prospectus contained in Post-Effective Amendment No. 25 and (ii) that the text of Post-Effective Amendment No. 25 was filed electronically on March 4, 1997.

                                        Prudential Utility Fund, Inc.

                                        By: /s/ Marguerite E. H. Morrison
                                            ---------------------------------
                                            Marguerite E. H. Morrison
                                            Assistant Secretary